UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ADVANCED SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

May 4, 2015

Dear Contract Owner:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the “Meeting”) of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of the Advanced Series Trust (the “Trust”). The Meeting is scheduled to be held at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th floor, Newark, New Jersey, on June 11, 2015 at 10:00 a.m., Eastern Daylight Time (the “Meeting”).

At the Meeting, shareholders will be asked to approve the proposals described below:

1. Elect the Board of Trustees of the Trust (“Board”) (All Portfolios);

2. Approve an amended Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”) (Most Portfolios).

3. Approve a policy to permit the Trust’s investment managers to enter into or make material changes to Portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval (All Portfolios).

Under Proposal 1, the shareholders of the Portfolios are being asked to elect each of the Board members who have previously been elected by shareholders or appointed by the Board.

Under Proposal 2, subject to an offsetting reduction in contractual management fee rates, the existing Plan would be amended to increase the fee paid to the Trust’s principal underwriter, for shareholder servicing and distribution expenses. The fee rate paid to the underwriter, as an annual rate of the average daily net assets of each Portfolio, would increase from 0.10% to 0.25% (that is, an increase of 0.15%). If shareholders of a Portfolio approve the amended Plan, the contractual investment management fee rate paid by Portfolio shareholders would be decreased by 0.1575%. Therefore, if shareholders approve the amended Plan, the increase in the 12b-1 fee under the amended Plan will be more than offset by the reduction in the contractual investment management fee, and overall Portfolio expenses will not increase.

Under Proposal 3, the Trust’s existing legal authority, which currently permits the Trust’s investment managers to enter into or make changes to Portfolio subadvisory agreements with unaffiliated subadvisers with Board approval, would be expanded to permit the Trust’s investment managers to enter into or make changes to Portfolio subadvisers who are affiliated with the investment managers with Board approval.

The Board has unanimously approved the proposals identified above and recommends that you vote “FOR” each of them. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

As an owner of a variable annuity contract or certificate or variable life insurance policy that participates in the Portfolios as of the close of business on March 20, 2015, you are entitled to instruct the insurance company that issued your contract or policy how to vote the applicable Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Daylight Time on the day before the Meeting. You may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via the internet or by telephone. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Robert F. O’Donnell

President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As the owner of a variable annuity or variable life contract, you instruct your insurance company to allocate your account value into one or more separate accounts, each of which is divided into sub-accounts. Each sub-account, in turn, invests your specified account value in shares of a corresponding mutual fund. Therefore, you are indirectly investing in the underlying mutual fund. Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares related to your investment on any shareholder proposal.

If you have received these proxy materials, you have allocated some or all of your account value to one or more series of the Advanced Series Trust (“AST”). As is further explained below, AST is seeking shareholder consideration and approval of three important proposals. You are being asked to provide voting instructions to your insurance company on these proposals.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on three issues:

1.	to elect 10 Trustees to the AST Board of Trustees;

2.	to approve an amended shareholder services and distribution plan (the “Plan”); and

3.	to grant the investment managers of AST the ability to appoint affiliated subadvisers to the Portfolios.

Q3. WHY IS IT IMPORTANT TO ELECT TRUSTEES?

A. The Board of Trustees is responsible for the oversight of AST and its Portfolios on behalf of AST’s shareholders. The federal securities laws generally require that at least 2/3 of the board members of a mutual fund be elected by shareholders. Nine of the ten members of the AST Board were previously elected by shareholders, and the other member was recently appointed by the Board. In light of the appointment of the new board member as well as anticipated future retirements of Board members, in order to assure the continuity and uninterrupted functioning of the Board and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the current Trustees believe that it is appropriate for shareholders to elect a new Board. By electing the nominees, shareholders will facilitate the Board’s transition through retirements, and the Trustees will have the flexibility necessary to appoint future new members in compliance with the requirements of the federal securities laws.

Q4. WHAT IS A “SHAREHOLDER SERVICES AND DISTRIBUTION PLAN?”

A. The federal securities laws permit a mutual fund to use fund assets to pay for distribution, sales, and related shareholder servicing functions only in accordance with a written plan which must satisfy various requirements, and which must be approved by the fund’s Board and shareholders. The shareholder services and distribution plan, commonly referred to as a “12b-1 plan,” establishes the terms, conditions and limitations pursuant to which fund assets may be used to pay for distribution, sales, and related shareholder servicing functions. The fee paid by the fund pursuant to this plan is commonly referred to as a “12b-1 fee.”

Q5. WHICH PORTFOLIOS ARE INCLUDED IN THE PLAN?

A. Currently, each Portfolio (other than those structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio. Several Portfolios are structured as funds-of-funds, which mean that they invest all or substantially all of their assets in other AST Portfolios. These Portfolios are not covered by the shareholder services and distribution plan, and therefore, do not pay directly the 12b-1 fee. These Portfolios, however, do bear indirectly the 12b-1 fees to be paid by the Portfolios in which they invest. The following Portfolios are structured as funds-of-funds: AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Defensive Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio.

Q6. WHAT CHANGES ARE PROPOSED TO THE PLAN?

A. If approved by shareholders of a Portfolio, the fee rate paid under the Plan for shareholder services and distribution expenses would increase by 0.15% from 0.10% to 0.25% (as an annual rate of the average daily net assets of the Portfolio). The fee rate increase under the Plan, however, would be more than offset by a 0.1575% decrease in the contractual investment management fee rate paid by the Portfolio. On an aggregate basis, based on current asset levels, overall fees are expected to decrease by approximately $10.2 million in total fees paid across all Portfolios. Therefore, if shareholders approve the amended Plan, the combined contractual investment management fee rate and the Rule 12b-1 fee under the Plan will be reduced.

Q7. WILL APPROVAL OF THE PLAN RESULT IN HIGHER FEES OR EXPENSES?

A. No. The 0.15% increase in the 12b-1 fee under the Plan would be more than offset by a 0.1575% decrease in the investment management fee. If Proposal 2 is approved, the increase in the 12b-1 fee under the Plan will be offset by the reduction in the contractual investment management fee, and overall Portfolio expenses will not increase. This planned reduction protects shareholders from an increase in total expenses due to the increased 12b-1 fee. Neither the Rule 12b-1 fee nor the contractual investment management fee rate may be increased without the approval of both the AST Board and shareholders. However, this fee reduction does not mean that the overall Portfolio fees and expenses paid by shareholders will always be lower than before, because other Portfolio fees and expenses can increase in the future due to a number of factors, and the fee reductions will not necessarily be sufficient to offset any possible future increases in Portfolio fees and expenses. In addition, some of the Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire in June 2015 for an additional year, that is through at least June 30, 2016. After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

Q8. WHY ARE THE INVESTMENT MANAGERS SEEKING AUTHORITY TO ENTER INTO OR MAKE MATERIAL CHANGES TO SUBADVISORY AGREEMENTS WITH WHOLLY-OWNED SUBADVISERS?

A. The investment managers and the Board believe that it is in the best interests of the Portfolios and their shareholders to permit the investment managers to enter into subadvisory agreements with wholly-owned subadvisers, subject to Board approval, but without shareholder approval. Currently, the investment managers, with Board approval, can enter into and amend subadvisory agreements with subadvisers that are not affiliated with the investment managers without obtaining shareholder approval, thereby avoiding the expense and delay entailed in seeking shareholder approval and permitting the Portfolios to more quickly and efficiently respond to changes in market conditions and other factors.

Q9. HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSALS?

A. Yes, the Board of Trustees of AST has unanimously approved the proposals and recommends that you vote to approve them.

Q10. WHY AM I RECEIVING PROXY INFORMATION ON PORTFOLIOS THAT I AM NOT INVESTED IN?

A. Shareholders of each Portfolio of AST are being asked to elect Trustees to the Board and to approve a policy to permit the investment managers to enter into or make material modifications to subadvisory agreements with wholly-owned subadvisers. Additionally, shareholders of most of the Portfolios of AST are being asked to approve an amended shareholder services and distribution plan. As a result, most of the information that must be included in a proxy statement for your Portfolio(s) needs to be included in a proxy statement for each of the other Portfolios as well. You are only being asked to provide voting instructions on the proposal(s) that impact the AST Portfolios that you are invested in.

Q11. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The Prudential Insurance Company of America and its affiliates are bearing all costs associated with the proxy statement. AST’s investment managers are affiliates of The Prudential Insurance Company of America. You will not bear any of the costs or expenses associated with the proxy statement.

Q12. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. You are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in each Portfolio as of the record date. The record date is March 20, 2015.

Q13. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•	Attending the shareholder meeting on June 11, 2015 and submitting your voting instructions

•	Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting.

•	Calling toll-free1-800-690-6903.

•	Voting on line at www.proxyvote.com. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Daylight Time on the day before the Meeting.

Q14. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q. 15. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q. 16. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the mailing you received, we have hired Broadridge Financial Solutions, Inc. (Broadridge) to respond to questions and provide assistance. Broadridge customer service can be contacted Monday-Friday at (855) 601-2246 between the hours of 9:30 a.m. and 10:00 p.m., Eastern Daylight Time.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 11, 2015

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of the Advanced Series Trust (the “Trust” or “AST”) will be held on June 11, 2015, at 10:00 a.m., Eastern Daylight Time, at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th Floor, Newark, New Jersey 07102 (the “Meeting”). The Portfolios which comprise AST are listed on pages 1 and 2 of the Proxy Statement. You are receiving this Proxy Statement because you have an interest in at least one of the listed AST Portfolios. The purpose of the Meeting is to consider and act upon the matters described below:

1. Elect the Board of Trustees of the Trust (“Board”) (All Portfolios);

2. Approve an amended Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (All Portfolios other than AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Defensive Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio);

3. Approve a policy to permit the Trust’s investment managers to enter into or make material changes to Portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval (All Portfolios).

4. To transact such other business that may properly come before the Meeting.

Your Board has unanimously approved and recommends that you vote in favor of the proposals.

Please note that owners of variable annuity contracts or variable life insurance policies (“Contract owners”) who have allocated account value to separate accounts investing in one or more of the Portfolios may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on March 20, 2015. If you had an interest in any AST Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You also can vote or provide voting instructions by telephone using the 12-digit control number that appears on the enclosed voting instruction card and following the simple instructions, or you may vote via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Daylight Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By Order of the Board of Trustees

Deborah A. Docs, Secretary of Advanced Series Trust

Dated: May 4, 2015

VOTING INFORMATION

ADVANCED SERIES TRUST

VOTING INFORMATION

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF ADVANCED SERIES TRUST

TO BE HELD ON JUNE 11, 2015

Dated: May 4, 2015

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to Contract owners who, as of March 20, 2015 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of Advanced Series Trust (“AST” or the “Trust”).

Prudential Insurance Company of America

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Prudential Retirement Insurance & Annuity Company

Pramerica of Bermuda Life Assurance Company, Ltd.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Zurich American Life Insurance Company

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposals (the “Proposals”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Proposals that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Prudential Insurance Companies.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about May 4, 2015.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Daylight Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for each proposal but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the unmarked Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to a Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Prudential Investments LLC and/or AST Investment Services, Inc. (collectively referred to herein as the “Manager”), the Trust’s co-investment managers, or their affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or the internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a Proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Daylight Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

ADVANCED SERIES TRUST

100 Mulberry Street

Gateway Center Three—4th Floor

Newark, New Jersey 07102

PROXY STATEMENT DATED MAY 4, 2015 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 11, 2015

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 100 Mulberry Street, Gateway Center Three—4th Floor, on June 11, 2015, at 10:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof.

This Proxy Statement is being furnished to owners of variable annuity contracts or variable life insurance policies (“Contract owners”) (the “Contracts”) issued by Prudential Insurance Company of America, Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, Prudential Retirement Insurance & Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, and Zurich American Life Insurance Company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of March 20, 2015 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in shares of one or more portfolios (each, a “Portfolio” and together, the “Portfolios”) of the Trust. The Portfolios of the Trust are:

AST Academic Strategies Asset Allocation Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio
AST Advanced Strategies Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
AST AQR Emerging Markets Equity Portfolio	AST FQ Absolute Return Currency Portfolio
AST AQR Large-Cap Portfolio	AST Global Real Estate Portfolio
AST Balanced Asset Allocation Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
AST BlackRock Global Strategies Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
AST BlackRock iShares ETF Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST Goldman Sachs Multi-Asset Portfolio
AST BlackRock Multi-Asset Income Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
AST Bond Portfolio 2015	AST Goldman Sachs Strategic Income Portfolio
AST Bond Portfolio 2016	AST Herndon Large-Cap Value Portfolio
AST Bond Portfolio 2017	AST High Yield Portfolio
AST Bond Portfolio 2018	AST International Growth Portfolio
AST Bond Portfolio 2019	AST International Value Portfolio
AST Bond Portfolio 2020	AST Investment Grade Bond Portfolio
AST Bond Portfolio 2021	AST J.P. Morgan Global Thematic Portfolio
AST Bond Portfolio 2022	AST J.P. Morgan International Equity Portfolio
AST Bond Portfolio 2023	AST J.P. Morgan Strategic Opportunities Portfolio
AST Bond Portfolio 2024	AST Jennison Global Infrastructure Portfolio
AST Bond Portfolio 2025	AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2026	AST Large-Cap Value Portfolio
AST Boston Partners Large-Cap Value Portfolio	AST Legg Mason Diversified Growth Portfolio
AST Capital Growth Asset Allocation Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
AST ClearBridge Dividend Growth Portfolio	AST Lord Abbett Core Fixed Income Portfolio
AST Cohen & Steers Realty Portfolio	AST Managed Equity Portfolio
AST Defensive Asset Allocation Portfolio	AST Managed Fixed Income Portfolio
AST FI Pyramis® Asset Allocation Portfolio	AST Mid-Cap Value Portfolio
AST FI Pyramis® Quantitative Portfolio	AST MFS Global Equity Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio	AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio	AST Quantitative Modeling Portfolio
AST Money Market Portfolio	AST RCM World Trends Portfolio
AST Multi-Sector Fixed Income Portfolio	AST Schroders Global Tactical Portfolio
AST Neuberger Berman Core Bond Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Opportunities Portfolio
AST New Discovery Asset Allocation Portfolio	AST Small-Cap Value Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST Preservation Asset Allocation Portfolio	AST T. Rowe Price Equity Income Portfolio
AST Prudential Core Bond Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Prudential Flexible Multi-Strategy Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST Prudential Growth Allocation Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST QMA Emerging Markets Equity Portfolio	AST Templeton Global Bond Portfolio
AST QMA International Core Equity Portfolio	AST Wellington Management Hedged Equity Portfolio
AST QMA Large-Cap Portfolio	AST Western Asset Core Plus Bond Portfolio
AST QMA US Equity Alpha Portfolio	AST Western Asset Emerging Markets Debt Portfolio

Contract owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of shares.

The Trust is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees” or “Board Members.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 11, 2015

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at www.annuities.prudential.com/view/page/investor on or about May 4, 2015. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about May 4, 2015. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

Prudential Investments LLC and AST Investment Services, Inc. are the co-investment managers of each of the Portfolios of the Trust, except for the following Portfolios, for which Prudential Investments LLC is the sole investment manager: AST AQR Emerging Markets Equity Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Bond Portfolio 2026, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Legg Mason Diversified Growth Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST Schroders Global Tactical Portfolio, and AST T. Rowe Price Diversified Real Growth Portfolio.

Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of the co-investment managers and the Prudential insurance companies, is the principal underwriter of each Portfolio’s Shares. The mailing address for Prudential Investments LLC and the Trust’s principal offices is Gateway Center Three, 100 Mulberry Street,

Newark, New Jersey 07102. The mailing address for AST Investment Services, Inc. and PAD is One Corporate Drive, Shelton, Connecticut 06484. In addition, the investment subadvisers listed in Exhibit A (the “Subadvisers”) serve as investment subadvisers to the Portfolios.

Note: for ease of reference and clarity, Prudential Investments LLC and AST Investment Services, Inc. are collectively referred to in this proxy statement as the “Manager.”

Contract owners who have allocated account values to one or more Portfolios as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, voting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

PROPOSAL No. 1

ELECTION OF THE BOARD OF TRUSTEES

Shareholders of the Trust are being asked to consider the election of all of the current members of the Board of Trustees. The number of Trustees to serve on the Board has been set at 10. The Trust’s current Trustees are:

•	Susan Davenport Austin

•	Sherry S. Barrat

•	Jessica M. Bibliowicz

•	Kay Ryan Booth

•	Timothy S. Cronin

•	Delayne Dedrick Gold

•	Robert F. Gunia

•	W. Scott McDonald, Jr., PhD

•	Thomas T. Mooney

•	Thomas M. O’Brien

Mr. Cronin is an “interested person” (as defined in the 1940 Act) of the Trust (an “Interested Trustee”), because he serves in a senior management position with the Manager and/or its affiliates. Msses. Austin, Barrat, Bibliowicz, Booth and Gold, and Messrs. Gunia, McDonald, Mooney, and O’Brien are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Therefore, the Board is currently composed of one Interested Trustee and nine Independent Trustees. The Chair of the Board is Thomas T. Mooney, who is an Independent Trustee.

The current Independent Trustees are referred to herein as “Independent Nominees.” Mr. Cronin is referred to herein as an “Interested Nominee.” If all of the individuals nominated for election are elected by shareholders, the Board will be comprised of one Interested Trustee and nine Independent Trustees.

Section 16 of the 1940 Act effectively requires that at least 2/3 of the members of a mutual fund’s board be elected by shareholders immediately after the board’s appointment of a new director. In addition, there must be a majority of shareholder-elected board members on the Board. All of the current members of the Board except Ms. Bibliowicz were elected by shareholders in February 2013. Ms. Bibliowicz was appointed to and joined the Board in 2014.

Although the current composition of the Board satisfies the requirement that 2/3 of the Board be elected by shareholders, in light of the recent appointment of a new Trustee (Ms. Bibliowicz), as well as the anticipated retirement of Independent Trustees in coming years, the Board may in the near future approach its statutory limitation under the 1940 Act and would no longer be able to appoint additional Trustees without a shareholder vote.

In order to assure the continuity and uninterrupted functioning of the Board in compliance with the 1940 Act, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the current Trustees believe that it is appropriate for shareholders to elect a new Board. By electing the nominees, the Trustees will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If elected, all nominees will hold office until the earlier to occur of: (a) the next meeting of shareholders of the Trust at which Trustees are elected and until their successors are elected and qualified; or (b) until their terms expire in accordance with the Trust’s retirement policy; or (c) until they resign or are removed as permitted by law. The Trust’s retirement policy generally calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78. The Governance Committee of the Board, however, may recommend to the Board the extension of a Trustee’s service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

Any Trustee may be removed by the holders of not less than a majority of the Trust’s outstanding Shares entitled to vote on the election of Trustees. In the event of a vacancy on the Board, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as immediately after such appointment, at least 2/3 of the Trustees have been elected by shareholders.

It is expected that the Trustees will have at least 12 board meetings a year at regularly scheduled meetings.

None of the Nominees is related to another. None of the Independent Trustees nor the person nominated to become an Independent Trustee owns shares of Prudential Financial, Inc. or its affiliates.

The name, age, current Board position, business experience and address of each Independent Nominee and the Interested Nominee (each a Nominee), as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

PROPOSED INDEPENDENT NOMINEES

Susan Davenport Austin* (47) | Trustee | Since 2011

Principal Occupation(s) During Past 5 Years: Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).

Sherry S. Barrat* (65) | Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).

Jessica M. Bibliowicz* (55) | Trustee | Since 2014

Principal Occupation(s) During Past 5 Years: Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).

Kay Ryan Booth* (64) | Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: None.

Delayne Dedrick Gold* (76) | Trustee | Since 2003

Principal Occupation(s) During Past 5 Years: Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: None

Robert F. Gunia* (68) | Trustee | Since 2003

Principal Occupation(s) During Past 5 Years: Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: Director (Since May 1989) of The Asia-Pacific Fund, Inc.

W. Scott McDonald, Jr., PhD* (77) | Trustee | Since 2003

Principal Occupation(s) During Past 5 Years: Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: None.

Thomas T. Mooney* (73) | Trustee & Independent Chair | Since 2003 | Independent Chair Since 2003

Principal Occupation(s) During Past 5 Years: Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: None.

Thomas M. O’Brien* (64) | Trustee | Since 2003

Principal Occupation(s) During Past 5 Years: Director, President & CEO Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

PROPOSED INTERESTED NOMINEE

Timothy S. Cronin* (49) | Trustee & Vice President | Since 2009

Principal Occupation(s) During Past 5 Years: Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).

Number of Portfolios in Fund Complex† Overseen by Nominee: 111

Other Directorships Held by Nominee**: None.

*	The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
**	Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Leadership and Board Structure, Qualifications and Experience of the Nominees

The Board is responsible for oversight of the Trust and each of its Portfolios. The Trust has engaged the Manager to manage the Trust and its Portfolios on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of ten members, nine of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings. During 2014, the Board met 22 times, including regularly scheduled meetings and special meetings. The Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The four standing committees of the Board met, in the aggregate, 19 times during 2014. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to each Company, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the actual service and commitment of the Trustees during their tenure in concluding that each should continue to serve. A Trustee’s ability to perform his or her duties effectively may have been attained through a Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Ms. Gold and Messrs. McDonald, Mooney and O’Brien have each served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors, including the Trust and/or other mutual funds advised by the Manager or its predecessors. In addition, Mr. McDonald has more than 20 years of experience in senior leadership positions at institutions of higher learning. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Manager and its affiliates and predecessors. Ms. Austin currently serves as Senior Managing Director of Brock Capital and Vice Chairman of Sheridan Broadcasting Corporation. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Manager since 2009, has served as a Vice President of the Trust and other funds advised by the Manager since 2009 and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998. Ms. Barrat has more than 20 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years experience serving on boards of other public companies and non-profit entities. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently a partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.

Specific details about each Trustee’s professional experience is set forth in their professional biographies, which appear above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Trust and Portfolio and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Manager and other service providers to the Trust. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Manager, its affiliates or other service providers.

Selection of Trustee Nominees. The Governance Committee is responsible for considering nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Trustees, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance

Committee (Delayne D. Gold), in either case in care of the Trust, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that each Company would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) or securities issued by a subadviser to any of the AST Portfolios would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Trustees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with the Board. Shareholders of the Trust can communicate directly with the Board by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

STANDING BOARD COMMITTEES

The Board has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios, and is attached as Exhibit C. The Audit Committee met four times during 2014.

The membership of the Audit Committee is set forth below:

Thomas M. O’Brien (Chair)

Susan Davenport Austin

Delayne Dedrick Gold

Robert F. Gunia

Thomas T. Mooney (ex-officio)

The firm of KPMG LLP (KPMG), 345 Park Avenue, New York, New York 10154 is the independent registered public accounting firm for the Trust. The Trust’s Audit Committee recommended, and the Board of the Trust (including a majority of the Independent Trustees) approved, the selection of KPMG as the Trust’s independent accountant for the Trust’s current fiscal year. Representatives of KPMG are not expected to be present at the Meeting and will not be available to respond to questions during the Meeting; however, they will have the opportunity to make a statement if they so desire.

Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board’s Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO’s recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The Compliance Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The Compliance Committee met four times during 2014.

The membership of the Compliance Committee is set forth below:

Robert F. Gunia (Chair)

W. Scott McDonald, Jr.

Thomas M. O’Brien

Sherry S. Barrat

Thomas T. Mooney (ex-officio)

Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The Governance Committee Charter is attached as Exhibit D and is available at www.prudential.com/variableinsuranceportfolios. The Governance Committee met five times during 2014.

The membership of the Governance Committee is set forth below:

Delayne Dedrick Gold (Chair)

W. Scott McDonald, Jr.

Susan Davenport Austin

Kay Ryan Booth

Thomas T. Mooney (ex-officio)

Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PI and others; considering presentations from subadvisers, the Manager, SIRG or other service providers on matters relating to fund performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Trust’s Portfolios. The Investment Review and Risk Committee met six times during 2014.

During the most recent fiscal year, no incumbent Trustee attended fewer than 75 percent of the total number of Board and Committee meetings held during the fiscal year.

SHARE OWNERSHIP

The following tables set forth the dollar range of fund securities held by each Nominee as of December 31, 2014. The tables also include the aggregate dollar range of securities held by each Nominee in all funds in the Fund Complex owned by that Nominee as of December 31, 2014. The Nominating and Governance Committee encourages each Trustee to maintain investments in one or more funds that are equal to the aggregate fees for one year that he or she receives for Board-related service to the funds. Under ordinary circumstances, new Independent Trustees have two years to comply with this policy.

SHARE OWNERSHIP TABLE

INDEPENDENT TRUSTEE NOMINEES

Nominee	Trust	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex* Owned by Nominee
Susan Davenport Austin	None	Over $100,000
Sherry S. Barrat	None	Over $100,000
Jessica M. Bibliowicz	None	None [1]
Kay Ryan Booth	None	Over $100,000
Delayne Dedrick Gold	None	Over $100,000
Robert F. Gunia	None	Over $100,000
W. Scott McDonald, Jr., PhD	None	Over $100,000
Thomas T. Mooney	None	Over $100,000
Thomas M. O’Brien	None	Over $100,000

*	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

[1]

Ms. Bibliowicz joined the Board of the Trust in September 2014. Although Trustees are encouraged to invest in funds in the Fund Complex, new Trustees have a two-year period in which to consider investments.

SHARE OWNERSHIP TABLE

INTERESTED TRUSTEE NOMINEE

Nominee	Trust	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex* Owned by Nominee
Timothy S. Cronin	None	Over $	100,000

*	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Because the Portfolios of the Trust serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees. Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects a Portfolio as an investment option.

Other than as set forth in the following paragraph, none of the Independent Trustee Nominees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Portfolio as of December 31, 2014.

As of December 31, 2014, Ms. Bibliowicz was the beneficial owner of stock issued by BlackRock, Inc. (“BlackRock”), Franklin Resources, Inc. (“Franklin”), JP Morgan Chase & Co. (“JP Morgan”) and T. Rowe Price Group, Inc. (“T. Rowe Price”) due to the ownership of such stock by trusts of which Ms. Bibliowicz is the grantor and of which her sons are the beneficiaries (the “Bibliowicz Trusts”). BlackRock, Franklin, JP Morgan and T. Rowe Price each directly or indirectly control, are controlled by, or are under common control with a subadviser to one or more Portfolios of the Trust. The Bibliowicz Trusts sold all shares of stock of the subadviser affiliates as of January 28-29, 2015. The proceeds from the sales were as follows: BlackRock ($62,054.82); Franklin ($133,322.40); JP Morgan ($79,746.20); and T. Rowe Price ($39,186). Due to the ownership of such stock by the Bibliowicz Trusts, Ms. Bibliowicz was an “interested person” as defined by the 1940 Act of the following Portfolios of the Trust for the periods identified: AST Franklin Templeton Founding Funds Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio and AST Templeton Global Bond Portfolio (September 17, 2014 through January 28, 2015); AST Academic Strategies Asset Allocation Portfolio, AST High Yield Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan International Equity Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, AST Small Cap Value Portfolio, AST BlackRock Global Strategies Portfolio, AST BlackRock iShares ETF Portfolio and AST BlackRock Multi-Asset Income Portfolio (September 17, 2014 through January 29, 2015); and AST Advanced Strategies Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST T. Rowe Price Equity Income Portfolio, AST T. Rowe Price Growth Opportunities Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio and AST T. Rowe Price Natural Resources Portfolio (October 30, 2014 through January 28, 2015).

Information concerning Trust officers is set forth in Exhibit B.

TRUSTEE COMPENSATION

For calendar year 2014, each Independent Trustee serving on the Board of the Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. received an annual retainer of $245,000 from the Trust and the other investment companies in the aggregate. The Independent Trustee who serves as the Chair of the Trust’s Board received an additional annual aggregate fee of $85,000 ($110,000 effective January 1, 2015). In addition, Independent Trustees who are members of the Trust’s Audit Committee received an annual aggregate fee of $20,000 ($25,000 effective January 1, 2015) for their service on the Committee, except that the Chair of the Audit Committee receives an annual aggregate fee of $50,000. Independent Trustees who are members of the Governance Committee received an aggregate annual fee of $20,000 ($25,000 effective January 1, 2015) for their service on the Committee, except that the Chair of the Governance Committee receives an annual aggregate fee of $50,000. Independent Trustees who are members of the Investment Review and Risk Committee annually receive an additional $20,000 ($25,000 effective January 1, 2015), except that the Chair of the Investment Review and Risk Committee receives an annual aggregate fee of $50,000. Independent Trustees who are members of the Trust’s Compliance Committee received an annual aggregate fee of $20,000 ($25,000 effective January 1, 2015), except that the Chair of the Compliance Committee receives an annual aggregate fee of $50,000. Independent Trustees receive reimbursement for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by the Trust’s Board.

Interested Trustees currently do not receive any compensation from the Trust or the Fund Complex, and do not receive any pension or retirement benefits for their service as Trustees.

Set forth below is information describing the aggregate compensation paid by the Trust for its most recently completed calendar year and by the Fund Complex for the calendar year ended December 31, 2014 to each of the Independent Trustee Nominees for his/her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2014.

COMPENSATION PAID TO

INDEPENDENT TRUSTEE NOMINEES

Nominee	Calendar Year(3) Compensation Paid by Trust	Calendar Year Aggregate Compensation Paid by Trust & Fund Complex(1)
Susan Davenport Austin	$258,700	$305,000	(3/111)(2)
Sherry S. Barrat	$241,340	$285,000	(3/111)(2)
Jessica M. Bibliowicz	$75,084	$75,084	(1/92)(2)
Kay Ryan Booth	$241,340	$285,000	(3/111)(2)
Delayne Dedrick Gold	$284,710	$335,000	(3/111)(2)
Robert F. Gunia	$258,700	$305,000	(3/111)(2)
W. Scott McDonald, Jr., PhD	$284,710	$335,000	(3/111)(2)
Thomas T. Mooney	$323,860	$380,000	(3/111)(2)
Thomas M. O’Brien	$290,783	$342,000	(3/111)(2)

(1)

Although this column shows the total amount paid to Independent Trustees from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Trustees, in total, or in part, under each Fund’s deferred fee agreement. Under the Trust’s deferred fee agreement, certain Trustees have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2014, including investment results during the year on cumulative deferred fees, amounted to $2,339, $50,467, $123,779, and $136,294 for Messrs. Gunia, McDonald, Mooney, and O’Brien, respectively.

(2)

Compensation relates to portfolios that were in existence for any period during 2014. Figures in parentheses indicate the number of funds/portfolios in Fund Complex (including the Portfolios) to which aggregate compensation relates. The number of funds/portfolios represent those in existence as of December 31, 2014, and excludes funds/portfolios that have merged or liquidated during 2014. Additionally, the number of funds/portfolios includes those which were approved as of December 31, 2014; however, certain of those funds/portfolios may have commenced operations after that date. No compensation is paid out from such funds/portfolios.

(3)	The Trust’s fiscal year is the same as the calendar year.

AUDIT FEES

The following aggregate fees were billed by KPMG for professional services rendered for the audit of the annual financial statements of each Portfolio for each of their two most recently completed fiscal years as indicated below:

Portfolio	Fiscal Year- End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
AST Academic Strategies Asset Allocation Portfolio	12/31/2014	$105,300	12/31/2013	$74,500
AST Advanced Strategies Portfolio	12/31/2014	$89,300	12/31/2013	$66,500
AST AQR Emerging Markets Equity Portfolio	12/31/2014	$34,800	12/31/2013	$31,125
AST AQR Large-Cap Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST Balanced Asset Allocation Portfolio	12/31/2014	$24,500	12/31/2013	$20,000
AST BlackRock Global Strategies Portfolio	12/31/2014	$73,300	12/31/2013	$51,500
AST BlackRock iShares ETF Portfolio	12/31/2014	$29,500	12/31/2013	$27,000
AST BlackRock/Loomis Sayles Bond Portfolio	12/31/2014	$70,300	12/31/2013	$56,500
AST BlackRock Multi-Asset Income Portfolio	12/31/2014	$27,000	12/31/2013	N/A
AST Bond Portfolio 2015	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2016	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2017	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2018	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2019	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2020	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2021	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2022	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2023	12/31/2014	$57,800	12/31/2013	$41,000
AST Bond Portfolio 2024	12/31/2014	$57,800	12/31/2013	$45,500
AST Bond Portfolio 2025	12/31/2014	$45,500	12/31/2013	N/A
AST Bond Portfolio 2026	12/31/2014	N/A	12/31/2013	N/A
AST Boston Partners Large-Cap Value Portfolio	12/31/2014	$24,500	12/31/2013	$20,000
AST Capital Growth Asset Allocation Portfolio	12/31/2014	$22,500	12/31/2013	$20,000
AST ClearBridge Dividend Growth Portfolio	12/31/2014	$26,000	12/31/2013	$24,625
AST Cohen & Steers Realty Portfolio	12/31/2014	$24,500	12/31/2013	$20,000
AST Defensive Asset Allocation Portfolio	12/31/2014	$28,000	12/31/2013	$25,500
AST FI Pyramis® Asset Allocation Portfolio	12/31/2014	$45,500	12/31/2013	$37,000
AST FI Pyramis® Quantitative Portfolio	12/31/2014	$52,500	12/31/2013	$37,000
AST Franklin Templeton Founding Funds Allocation Portfolio	12/31/2014	$57,300	12/31/2013	$51,500
AST Franklin Templeton Founding Funds Plus Portfolio	12/31/2014	$28,000	12/31/2013	$25,500
AST Franklin Templeton K2 Global Absolute Return Portfolio	12/31/2014	$37,500	12/31/2013	N/A
AST FQ Absolute Return Currency Portfolio	12/31/2014	$27,000	12/31/2013	N/A
AST Global Real Estate Portfolio	12/31/2014	$44,000	12/31/2013	$41,500
AST Goldman Sachs Global Growth Allocation Portfolio	12/31/2014	$37,500	12/31/2013	N/A
AST Goldman Sachs Large-Cap Value Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST Goldman Sachs Mid-Cap Growth Portfolio	12/31/2014	$26,500	12/31/2013	$20,000
AST Goldman Sachs Multi-Asset Portfolio	12/31/2014	$61,300	12/31/2013	$51,500
AST Goldman Sachs Small-Cap Value Portfolio	12/31/2014	$24,500	12/31/2013	$20,000
AST Goldman Sachs Strategic Income Portfolio	12/31/2014	$37,500	12/31/2013	N/A
AST Herndon Large-Cap Value Portfolio	12/31/2014	$22,500	12/31/2013	$20,000
AST High Yield Portfolio	12/31/2014	$57,800	12/31/2013	$37,000
AST International Growth Portfolio	12/31/2014	$30,300	12/31/2013	$25,500
AST International Value Portfolio	12/31/2014	$30,300	12/31/2013	$25,500
AST Investment Grade Bond Portfolio	12/31/2014	$42,800	12/31/2013	$37,000
AST J.P. Morgan Global Thematic Portfolio	12/31/2014	$78,300	12/31/2013	$56,500
AST J.P. Morgan International Equity Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST J.P. Morgan Strategic Opportunities Portfolio	12/31/2014	$76,300	12/31/2013	$56,500
AST Jennison Global Infrastructure Portfolio	12/31/2014	$27,000	12/31/2013	N/A
AST Jennison Large-Cap Growth Portfolio	12/31/2014	$22,500	12/31/2013	$20,000
AST Large-Cap Value Portfolio	12/31/2014	$28,000	12/31/2013	$25,500
AST Legg Mason Diversified Growth Portfolio	12/31/2014	$27,000	12/31/2013	N/A
AST Loomis Sayles Large-Cap Growth Portfolio	12/31/2014	$30,000	12/31/2013	$23,500
AST Lord Abbett Core Fixed Income Portfolio	12/31/2014	$34,000	12/31/2013	$25,500

Portfolio	Fiscal Year- End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
AST Managed Equity Portfolio	12/31/2014	$24,000	12/31/2013	N/A
AST Managed Fixed Income Portfolio	12/31/2014	$22,500	12/31/2013	N/A
AST Mid-Cap Value Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST MFS Global Equity Portfolio	12/31/2014	$28,000	12/31/2013	$25,500
AST MFS Growth Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST MFS Large-Cap Value Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST Money Market Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST Multi-Sector Fixed Income Portfolio	12/31/2014	$39,500	12/31/2013	$38,375
AST Neuberger Berman Core Bond Portfolio	12/31/2014	$39,500	12/31/2013	$37,000
AST Neuberger Berman Mid-Cap Growth Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST New Discovery Asset Allocation Portfolio	12/31/2014	$50,300	12/31/2013	$37,000
AST Parametric Emerging Markets Equity Portfolio	12/31/2014	$28,000	12/31/2013	$25,250
AST PIMCO Limited Maturity Bond Portfolio	12/31/2014	$65,300	12/31/2013	$51,500
AST Preservation Asset Allocation Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST Prudential Core Bond Portfolio	12/31/2014	$48,800	12/31/2013	$37,000
AST Prudential Flexible Multi-Strategy Portfolio	12/31/2014	$37,500	12/31/2013	N/A
AST Prudential Growth Allocation Portfolio	12/31/2014	$54,800	12/31/2013	$37,000
AST QMA Emerging Markets Equity Portfolio	12/31/2014	$32,500	12/31/2013	$31,125
AST QMA International Core Equity Portfolio	12/31/2014	N/A	12/31/2013	N/A
AST QMA Large-Cap Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST QMA US Equity Alpha Portfolio	12/31/2014	$39,500	12/31/2013	$37,000
AST Quantitative Modeling Portfolio	12/31/2014	$24,500	12/31/2013	$20,000
AST RCM World Trends Portfolio	12/31/2014	$41,800	12/31/2013	$37,000
AST Schroders Global Tactical Portfolio	12/31/2014	$63,300	12/31/2013	$51,500
AST Schroders Multi-Asset World Strategies Portfolio	12/31/2014	$47,800	12/31/2013	$37,000
AST Small-Cap Growth Portfolio	12/31/2014	$26,500	12/31/2013	$20,000
AST Small-Cap Growth Opportunities Portfolio	12/31/2014	$24,500	12/31/2013	$20,000
AST Small-Cap Value Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST T. Rowe Price Asset Allocation Portfolio	12/31/2014	$58,800	12/31/2013	$37,000
AST T. Rowe Price Diversified Real Growth Portfolio	12/31/2014	$24,000	12/31/2013	N/A
AST T. Rowe Price Equity Income Portfolio	12/31/2014	$26,500	12/31/2013	$20,000
AST T. Rowe Price Growth Opportunities Portfolio	12/31/2014	$24,000	12/31/2013	N/A
AST T. Rowe Price Large-Cap Growth Portfolio	12/31/2014	$26,500	12/31/2013	$20,000
AST T. Rowe Price Natural Resources Portfolio	12/31/2014	$26,000	12/31/2013	$23,500
AST Templeton Global Bond Portfolio	12/31/2014	$42,800	12/31/2013	$37,000
AST Wellington Management Hedged Equity Portfolio	12/31/2014	$28,000	12/31/2013	$25,500
AST Western Asset Core Plus Bond Portfolio	12/31/2014	$47,800	12/31/2013	$37,000
AST Western Asset Emerging Markets Debt Portfolio	12/31/2014	$41,800	12/31/2013	$37,000

AUDIT-RELATED FEES

For the Trust’s two most recent fiscal years, KPMG did not bill any fees related to the performance of the audit or review of financial statements that are not reported above under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

TAX FEES

For the Trust’s two most recent fiscal years, KPMG did not bill any fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

ALL OTHER FEES

For the Trust’s two most recent fiscal years, KPMG did not bill any fees for products and services provided to the Trust other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of the Audit Committee requires that the Audit Committee approve all audit services and any permitted non-audit services to be provided by KPMG directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by KPMG to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust (Affiliated Service Providers), provided that the engagement of KPMG relates directly to the operation and financial reporting of the Trust.

The Audit Committee has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of the Trust’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

For the Trust’s two most recent fiscal years, there were no fees paid for non-audit services to the Trust’s Manager and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

The Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Affiliated Service Providers that were not pre-approved is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Trust, the Manager or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

REQUIRED VOTE

Persons nominated as Trustees must receive a plurality of the votes cast, which means that the ten (10) Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a Nominee exceed the votes AGAINST that Nominee. Abstentions will have the effect of a vote AGAINST a Nominee.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL No. 2

APPROVAL OF AN AMENDED SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

Shareholders of each Portfolio of the Trust (other than Portfolios structured as funds-of-funds) are being asked to approve an amended shareholder services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the amended Plan, each Portfolio covered under the Plan would be charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.25% of the average daily net assets of the Portfolio. These fees compensate Prudential Annuities Distributors, Inc. (“PAD”), the principal underwriter for the Portfolios, for shareholder servicing and distribution services for the Portfolios.

Several Portfolios are structured as funds-of-funds, which means that they invest all or substantially all of their assets in other AST Portfolios. These funds-of-funds Portfolios are not covered by the Plan, and therefore, do not pay directly the 12b-1 fee. These Portfolios, however, do bear indirectly the 12b-1 fees paid by the Portfolios in which they invest. The following Portfolios are structured as funds-of-funds and are not covered by the Plan: AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Defensive Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio.

Board Approval and Recommendation

At an in-person meeting of the Board held on March 18-19, 2015, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement (the “Independent Trustees”), unanimously approved the amended Plan for each Portfolio of the Trust covered by the Plan and recommended that each such Portfolio’s shareholders approve the amended Plan.

If shareholders approve the amended Plan, the combined contractual investment management fee rate and the Rule 12b-1 fee under the Plan will be reduced.

Background

Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements, terms and conditions set out in Rule 12b-1. Rule 12b-1 requires any mutual fund paying distribution expenses to adopt a written plan, which is sometimes referred to as a “Rule 12b-1 plan.” In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of trustees of a mutual fund, including the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of at least “a majority of outstanding voting securities” (as that term is defined in the 1940 Act) of the fund if the plan is adopted after the relevant share class is offered to the public. A Rule 12b-1 plan may not be amended to increase materially the amount to be spent for distribution without approval of both the board of trustees of the mutual fund and a majority of outstanding voting securities of the mutual fund. Rule 12b-1 additionally requires that the board of trustees of the mutual fund be provided with quarterly written reports detailing the amounts spent under the plan and the purposes for the expenditures.

The Portfolios of the Trust (other than Portfolios structured as funds-of-funds) are currently subject to a 12b-1 fee at the annual rate of 0.10% of average daily net assets. The fee was approved by shareholders at a shareholder meeting held on February 14, 2013 for Portfolios that had commenced operations prior to the date of the shareholder meeting. For Portfolios that commenced operations after the date of the shareholder meeting, the fee was approved by the Board prior to commencement of operations.

If approved by shareholders, the amended Plan would set the 12b-1 fee at an annual rate of 0.25% of average daily net assets of each Portfolio covered by the Plan. As described below, the increased 12b-1 fee would compensate PAD, the principal underwriter for the Portfolios, for additional distribution services provided and expenses incurred by PAD and its affiliates in connection with the distribution of shares of the Portfolios. Based on discussions and negotiations between the Board and the Manager at in-person meetings held on

January 27-28, 2015 and March 18-19, 2015, and before and between those meetings, the Board and the Manager agreed to a reduction in the contractual investment management fee rate paid by the Portfolios to the Manager, to be implemented at the same time as the increase in the 12b-1 fee. The amount of the reduction in the contractual investment management fee rate is greater than the increase in the 12b-1 fee rate. Therefore, despite the increase in the 12b-1 fee rate, based on current asset levels shareholders are protected from an increase in total expenses due to the more than offsetting reduction in the contractual management fee rate.

Summary of the Plan

The proposed amended Plan is attached to this Proxy Statement as Exhibit E. The following description of the amended Plan is only a summary. You should refer to Exhibit E for the complete Plan.

Under the current Plan, each Portfolio covered under the Plan is charged a 12b-1 fee at the annual rate of 0.10% of the average daily net assets attributable to each such Portfolio. The fee compensates PAD and its affiliates for providing various administrative and distribution services and paying certain administrative and distribution expenses. The fees are accrued daily and paid bi-weekly. These activities include, but are not limited to, the following:

•

printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the “Contracts”);

•	reconciling and balancing separate account investments in the Portfolios;

•	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

•	confirming transactions;

•

providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;

•	providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;

•	paying compensation to and expenses, including overhead, of employees of the Distributor and other broker-dealers that engage in the distribution of the shares of the Portfolios;

•	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

•	paying expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;

•	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

•	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

•	paying expenses of training sales personnel regarding the Portfolios; and

•	providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.

The Plan is of a type known as a “compensation” plan because payments are made for services rendered to the covered Portfolios of the Trust regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the Plan, the Trustees consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the Plan. As required under Rule 12b-1, the Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolios pursuant to the Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Plan and any related agreement continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a majority vote of (a) the Trust’s Board of Trustees and (b) the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on the Plan or such agreement, as applicable. In addition, the Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio. The Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.

Under the amended Plan, each Portfolio covered under the Plan would be charged a 12b-1 fee at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio. The fee would cover all of the services and expenses covered under the current Plan (summarized above) and would compensate PAD and its affiliates for additional distribution services and expenses, including but not limited to certain commissions, servicing fees and marketing fees paid by PAD or its affiliates to broker-dealers and other financial intermediaries (collectively, “financial intermediaries”) that engage in the distribution of Portfolio shares through the distribution of the Contracts using the Portfolios as investment options. Commissions compensate financial intermediaries for sales of the Contracts and Portfolios, and servicing and marketing fees compensate financial intermediaries for services such as educating customers on the Contracts and the Portfolios, supporting the sales efforts of PAD for the Contracts and the Portfolios, and providing priority sales support and positioning for the Contracts and the Portfolios.

Other provisions of the Plan would remain unchanged, including the quarterly Board reporting and annual Board approval. In addition, the Plan could not be amended to increase materially the amount of the fee until it had been approved by the Board and by a vote of at least a majority of the outstanding voting securities of the Portfolio. The Plan would continue to be a “compensation” plan because payments would be made for services rendered to the covered Portfolios of the Trust regardless of the level of actual expenditures by PAD.

Fee Offset & Reduction

If the amended Plan is approved by shareholders of a Portfolio, the Board and the Manager have agreed to a reduction to the contractual investment management fee that the Manager receives from the Portfolio in an amount that offsets the increase in the 12b-1 fee. This will be accomplished by the execution of an amendment to the investment management agreement between the Trust and the Manager. The amendment will reduce the contractual investment management fee rate for each Portfolio for which the proposal is approved by 0.1575%, which is three-quarters of a basis point more than the 0.15% increase in the 12b-1 fee. Therefore, for each Portfolio for which this proposal is approved, the combined contractual investment management fee rate plus the 12b-1 fee would decrease. Neither the contractual investment management fee rate nor the 12b-1 fee could be increased without both Board and shareholder approval.

Because future Portfolio fees and expenses are based on a variety of factors and not only the contractual investment management fee rate and the 12b-1 fee, it is possible that a Portfolio’s overall expenses could increase at any time in the future even though each Portfolio approving this proposal will receive the benefit of the reduction in the contractual investment management fee rate. In addition, certain Portfolios will not see an immediate reduction in the level of expenses actually borne by the Portfolio because the Portfolio may be benefiting from a fee waiver or expense limitation provided by the Manager. Those fee waivers and expense limitations are either voluntary (which means that the Manager may withdraw the fee waiver or expense limitation with notice to the Board) or contractual (which means that the Manager has agreed to keep the fee waiver or expense limitation in place for a set period of time, generally one year). The current fee waivers or expense limitations are either voluntary or guaranteed through June 30, 2015. The Manager has agreed to extend the contractual fee waivers and expense limitations currently in place for the Portfolios through at least June 30, 2016. The fee waivers and expense limitations will be reviewed by the Board in connection with the 2016 annual review of advisory and distribution arrangements. It is possible that the fee waivers and expense limitations could be revised or eliminated based on the negotiations between the Board and the Manager as part of the 2016 annual review process. The Board and the Manager take into account a variety of factors in determining whether to continue, revise or eliminate fee waivers and expense limitations, including but not limited to comparative fee and expense information and comparative performance information.

Fees and Expenses

The tables in Exhibit G describe the fees and expenses that you may pay if you buy and hold shares of each Portfolio covered under the Plan. Each table shows the fees and expenses of each Portfolio’s shares and the estimated pro forma fees and expenses of each Portfolio’s shares assuming that shareholders approve the amended Plan. The table for a Portfolio reflects any contractual fee waiver or expense limitation in place for that Portfolio.

Fees and expenses for each Portfolio are based on those incurred by each Portfolio’s shares for the twelve months ended December 31, 2014. The pro forma fees and expenses of the shares of each Portfolio assume that the amended Plan had been in effect for the twelve months ended December 31, 2014 (with the exception of new portfolios that commenced investment operations in 2015), including the contractual investment management fee reductions discussed above.

Please note that the tables do not reflect any fees and expenses associated with any Contract using the Portfolios as investment options. Those Contract charges would increase overall fees and expenses. See your Contract prospectus for a description of those Contract fees and expenses.

Implementation of the Amended Plan

If approved by shareholders, it is anticipated that the amended Plan will become effective on or about July 1, 2015. As of the effective date, the 12b-1 fee for the covered Portfolios will be increased from 0.10% to 0.25% and the contractual investment management fee will be reduced as discussed above.

Board Consideration of the Amended Plan

The Board of Trustees, including the Independent Trustees, considered the Manager’s proposal that the Board adopt the amended Plan for each covered Portfolio at in-person meetings of the Board held on January 27-28, 2015 and March 18-19, 2015. The Independent Trustees and their independent counsel also discussed the proposal with the Manager before and between the meetings. The Board approved the amended Plan at the March 18-19, 2015 meeting and recommended that shareholders also approve the amended Plan.

The Manager explained to the Board that PAD and its affiliates provide significant distribution services and incur significant expenses in connection with the distribution and sale of the shares of the Portfolios as investment options under the Contracts. The Manager explained that the current 12b-1 fee of 0.10% was designed to compensate PAD and its affiliates for certain administrative and distribution services and expenses but was not designed to compensate PAD and its affiliates for commissions, servicing fees and marketing fees paid to financial intermediaries distributing the Contracts and the Portfolio shares. The Manager explained that it believes that a portion of such commissions and fees appropriately should be allocated to the distribution of Portfolio shares, which are an important part of the Contract and are distributed in connection with the Contract sales. Moreover, the Manager explained that due to the increasingly complex and sophisticated nature of the

Portfolios over at least the past five years, PAD and its affiliates as well as the financial intermediaries have devoted considerable additional resources to provide appropriate levels of service, education and support to Contract owners. The Manager explained that the level of support and the importance of the Portfolios and their investment strategies to Contract owners, have increased since the financial crisis. The Manager explained to the Board that the 0.25% 12b-1 fee would compensate PAD for distribution initiatives and PAD’s payments to financial intermediaries for distribution services and expenses. The Manager noted that supporting services to current Contract owners and sales to new Contract owners helps to maintain and grow Portfolio asset levels, and that decreasing asset levels could lead to increased expense ratios and could lead portfolio managers to sell securities at inopportune times to meet redemption requests. The Manager also explained that the 0.25% 12b-1 fee is consistent with the level of 12b-1 fee charged by many funds used by other insurance companies as investment options under their contracts.

At the January 27-28, 2015 meeting, the Manager proposed that the adoption of the amended Plan and the 0.15% increase in the 12b-1 fee be accompanied by a decrease of 0.155% in the contractual management fee for each Portfolio covered by the Plan. The Independent Trustees met in executive session with their independent counsel to review the proposal. In exchange for their support of the Manager’s proposal to increase the fees payable under Rule 12b-1 by 0.15%, the Independent Trustees requested that the Manager reduce the contractual fees paid under the management agreement by 0.16%. Following additional discussions between the Independent Trustees and the Manager, the Manager agreed to reduce the contractual fees paid under the management agreement by 0.1575%, which will result in an ongoing contractual reduction of total fees paid under the management agreement of approximately $10.2 million, based on current asset levels.

In determining whether to approve the amended Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the history and growth of the Trust and its Portfolios over time; (2) growth and changes in the distribution and servicing needs of the Trust and its Portfolios which made approval of the amended Plan necessary and appropriate; (3) the administrative and distribution services to be provided and the expenses to be paid under the amended Plan; (4) the fact that, due to reduced contractual investment management fee rate agreed to by the Manager, the combined contractual investment management fee and the 12b-1 fee would decrease following implementation of the amended Plan; and (5) the fact that the Manager agreed to extend the fee waivers and expense limitations currently in place for the Portfolios for an additional year (through at least June 30, 2016). In considering the amended Plan, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared specifically in connection with the consideration of the Plan, as well as information furnished and discussed throughout the year at regular and special Board meetings. The information specifically prepared by the Manager and its affiliates for the January 27-28, 2015 and March 18-19, 2015 meetings included a detailed memorandum and other materials addressing the factors outlined above. Information furnished and discussed throughout the year included information regarding the Trust’s administrative and distribution arrangements, as well as periodic reports on administrative and distribution expenses incurred by PAD and its affiliates. In particular, the Board considered the discussions between the Independent Trustees and the Manager, including during the various executive sessions at the January 27-28, 2015 and March 18-19, 2015 meetings regarding the proposed increase to the 12b-1 fee and the corresponding decrease in the contractual investment management fee.

The Independent Trustees met in executive sessions during the January 27-28, 2015 and March 18-19, 2015 meetings at which the amended Plan was considered and approved, to review the information provided. Representatives of the Manager attended portions of the executive session to review and discuss matters relating to the amended Plan and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive session attended by the Manager’s representatives, the Independent Trustees and the Manager’s representatives engaged in discussions regarding the amended Plan and the reductions to the contractual investment management fee. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the amended Plan, and also received materials discussing the legal standards applicable to their consideration of the amended Plan.

In connection with its deliberations, the Board gave particular attention to the fact that the approval of the amended Plan would result in a decrease in the combined contractual investment management fee and the 12b-1 fee for each covered Portfolio. The Board, however, also noted that the fee reductions and waivers which would be implemented if the amended Plan were approved did not guarantee that the overall fees and expenses paid by shareholders would always be lower than the expenses and fees paid by shareholders prior to the implementation of the Plan, because future Portfolio fees and expenses could increase due to a number of different factors, and the fee rate reduction agreed to by the Manager would not necessarily be sufficient to offset a future increase in Portfolio expenses. The Board considered the fact that the Manager agreed to extend the contractual fee waivers and expense limitations currently in place for the Portfolios for an additional year (through at least June 30, 2016).

In addition, the Board considered that (1) the amended Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the amended Plan and the purposes for which such expenditures were made; (2) the adoption of the amended Plan would provide the Board with additional information regarding shareholder servicing and distribution of the Portfolios’ shares and (3) the overall shareholder and distribution servicing arrangements for the Trust would assist in maintaining the competitive position of the Portfolios in relation to other insurance fund complexes.

After consideration of the factors noted above, together with other factors and information considered relevant, the Board, including the Independent Trustees, concluded that there was a reasonable likelihood that the amended Plan would benefit the Portfolios and their shareholders. Based on its review, the Board, including the Independent Trustees, approved the amended Plan and directed that the amended Plan be submitted to the shareholders of the covered Portfolios for approval.

REQUIRED VOTE

Approval of the amended Plan with respect to the shares of a Portfolio will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67% or more of the voting securities of the Portfolio present at the Meeting if more than 50% of the Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of each Portfolio. The approval of the amended Plan by the shareholders of a Portfolio is not contingent upon the approval of the amended Plan by the shareholders of any other Portfolio.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO COVERED BY THE PLAN VOTE “FOR” APPROVAL OF THE AMENDED PLAN

PROPOSAL No. 3

TO APPROVE A POLICY TO PERMIT THE MANAGER TO ENTER INTO

OR MATERIALLY AMEND SUBADVISORY AGREEMENTS

WITH WHOLLY-OWNED SUBADVISERS WITHOUT

SHAREHOLDER APPROVAL

The Board of the Trust, including all of the Independent Trustees, has approved, and recommends that shareholders approve, a policy which would permit the Manager to enter into and make material amendments to subadvisory agreements with certain affiliated subadvisers with respect to each Portfolio of the Trust, with prior Board approval but without obtaining shareholder approval (the “Modified Manager-of-Managers Policy”). Specifically, the Modified Manager-of-Managers Policy would apply to subadvisory agreements with those affiliated subadvisers that are direct or indirect “wholly-owned subsidiaries” (as that term is defined in the 1940 Act) of (1) the Manager, or (2) a sister company of the Manager (that is, a company that is a direct or indirect “wholly-owned subsidiary” of the same company that directly or indirectly owns the Manager). Such subadvisers are referred to herein as “Wholly-Owned Subadvisers.”

Shareholders have previously approved the Trust’s operation under a “manager of managers” structure pursuant to an existing exemptive order from the SEC. Shareholder approval of the current “manager of managers” structure was received by the Trust in 1996. The existing exemptive order permits the Manager to enter into or amend agreements with subadvisers that are not “affiliated persons” (as defined in the 1940 Act) of the Manager, other than by reason of serving as a subadviser to a fund managed by the Manager (“Non-Affiliated Subadvisers”), with prior Board approval but without obtaining shareholder approval (such relief, the “Existing Relief”).

Last year, the Trust and the Manager filed an application with the SEC for a new exemptive order which would extend the relief to apply to Wholly-Owned Subadvisers as well as Non-Affiliated Subadvisers (the “New Relief”). Under the New Relief, shareholder approval would continue to be required for PI to enter into and make material amendments to subadvisory agreements with affiliated subadvisers that are not “wholly-owned subsidiaries” (as that term is defined in the 1940 Act) of PI or a sister company of PI. Although the SEC granted the New Relief in December 2014, pursuant to the conditions set out in the New Relief, shareholders must approve the Modified Manager-of-Managers Policy before the Trust and its Portfolios can be permitted to rely on the New Relief.

Why Shareholder Approval is Being Sought

Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term “investment adviser” includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. As a result, in the absence of exemptive relief, shareholder approval is required in the following circumstances:

•	For the employment by a Fund of a new subadviser to replace an existing subadviser;

•	A material change in the terms of a subadvisory agreement; or

•

The continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a fund’s Board of Directors/Trustees, including its independent directors/trustees, although shareholders of the fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

In conformity with Section 15 of the 1940 Act, each Portfolio of the Trust is currently required to obtain shareholder approval of subadvisory agreements with any subadviser that is affiliated with the Manager. As noted above, each Portfolio currently is operating under the Existing Relief, which permits it to enter into and amend, with prior Board approval but without shareholder approval, subadvisory agreements with Non-Affiliated Subadvisers. The Existing Relief does not apply to subadvisory agreements with Wholly-Owned Subadvisers, and as a result, each Portfolio is currently required to obtain shareholder approval of any new subadvisory agreement with Wholly-Owned Subadvisers, as well as with affiliated subadvisers that are not Wholly-Owned Subadvisers.

Shareholders are now being asked to approve the Modified Manager-of-Managers Policy so that the Portfolios may be permitted to rely on the New Relief, under which the Manager would be permitted to select and manage both Non-Affiliated Subadvisers and Wholly-Owned Subadvisers pursuant to similar conditions. If shareholders approve the Modified Manager-of-Managers Policy, PI will no longer be required to obtain shareholder approval of subadvisory agreements with Wholly-Owned Subadvisers or material amendments thereto. The kinds of changes to agreements with Wholly-Owned Subadvisers that could be effected without further shareholder approval if the Modified Manager-of-Managers Policy is approved include, but are not limited to: (1) allocating a portion of a Portfolio’s assets to one or more additional subadvisers; (2) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and (3) replacing an existing subadviser with a new subadviser when PI and the Board determine that the new subadviser’s investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of a Portfolio and its shareholders. Currently, under the Existing Relief, these kinds of changes can be effected without shareholder approval only to agreements with Non-Affiliated Subadvisers.

The Manager believes that the Modified Manager-of-Managers Policy is in the interests of each Portfolio’s shareholders because it will provide the Manager and the Board with maximum flexibility to select, supervise, and evaluate Wholly-Owned Subadvisers without incurring the expense and potential delay of seeking specific shareholder approval, permitting the Portfolios to more quickly and efficiently respond to changes in market conditions and other factors. Currently, to appoint a new Wholly-Owned Subadviser or to amend a subadvisory agreement with a Wholly-Owned Subadviser, each Portfolio must call and hold a meeting of the Portfolio’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the New Relief, the Manager and the Board would be able to act more quickly and with less expense to appoint a Wholly-Owned Subadviser or materially amend an agreement with a Wholly-Owned Subadviser.

Shareholder approval of the Modified Manager-of-Managers Policy will not result in an increase or decrease in the total amount of investment management fees paid by the Portfolios to the Manager. These fees are paid directly by the Manager to the subadvisers out of the investment management fees the Manager receives from each Portfolio, and not by the Portfolios. When engaging subadvisers and entering into subadvisory agreements, the Manager negotiates and will continue to negotiate fees with subadvisers. The fees paid by the Portfolios to PI and the fees paid by the Manager to each subadviser are considered by the Board when approving and renewing the investment management and subadvisory agreements with respect to the Portfolios. Any increase in the investment management fee paid to PI by the Portfolios would continue to require shareholder approval.

Under the terms of the New Relief, the Manager and the Portfolios would continue to be subject to several conditions imposed by the SEC which are currently applicable under the Existing Relief. The Portfolios would continue to obtain shareholder approval to enter into or materially modify a subadvisory agreement with any subadviser other than a Wholly-Owned Subadviser or a Non-Affiliated Subadviser (i.e., any affiliated subadviser that is not a “wholly-owned subsidiary” as defined by the 1940 Act). In addition, under the conditions of the New Relief, as is the case with the Existing Relief, within 90 days of entering into a new subadvisory arrangement, shareholders would continue to be provided with an information statement that contains information about the subadviser and subadvisory agreement.

In order to rely on the New Relief, as with the Existing Relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees. The prospectuses of the Portfolios relying on the New Relief must prominently discuss the Modified Manager-of-Managers Policy, including the fact that the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. The Manager will continue to review each subadviser’s performance on an ongoing basis and be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser’s contract should be renewed, modified or terminated.

If the Modified Manager-of-Managers Policy is approved by shareholders of a Portfolio, the Manager may determine to rely on the New Relief to seek the termination of a Portfolio’s unaffiliated subadviser and its replacement with a Wholly-Owned Subadviser soon after the Manager obtains the ability to do so. Any such termination and replacement of a subadviser would be subject to Board approval.

If the Modified Manager-of-Managers Policy is not approved by shareholders of a Portfolio, it will not be implemented for that Portfolio and the Portfolio will continue to operate under the currently existing manager of managers structure, which requires shareholder approval to enter into or materially amend subadvisory agreements with subadvisers that are not Non-Affiliated Subadvisers, including Wholly-Owned Subadvisers, unless otherwise permitted under the 1940 Act.

REQUIRED VOTE

Approval of the Modified Manager-of-Managers Policy with respect to a Portfolio will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67% or more of the voting securities of the Portfolio present at the Meeting if more than 50% of the Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of each Portfolio. The approval of the Modified Manager-of-Managers Policy by the shareholders of a Portfolio is not contingent upon the approval of the Modified Manager-of-Managers Policy by the shareholders of any other Portfolio.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE MODIFIED MANAGER-OF-MANAGERS POLICY

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders as of the record date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in one or more of the Portfolios as of the Record Date may instruct their Insurance Company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is March 20, 2015.

Each whole Share of a Portfolio is entitled to one vote as to each Proposal with respect to which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit H shows the number of outstanding shares of each Portfolio as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 95% of those shares.

Required Shareholder Vote

Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the

Shares in favor of the applicable Proposal. Shares in each sub-account of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

In the election of Trustees under Proposal 1, persons nominated as Trustees must receive a plurality of the votes cast, which means that the ten (10) Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a Nominee exceed the votes AGAINST that Nominee. Approval of Proposal 2 or Proposal 3 with respect to a Portfolio will require the affirmative vote of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less.

With respect to Proposal 2 and Proposal 3, “voting securities” refers to the Shares of a Portfolio. The shareholders of a Portfolio will vote on the approval of each Proposal with respect to that Portfolio separately from the shareholders of each other Portfolio. In addition, the approval of either Proposal by the shareholders of a Portfolio is not contingent upon the approval of either Proposal by the shareholders of any other Portfolio.

With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each Nominee. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Nominees. The approval of one Nominee is not contingent on the approval of the other Nominees.

With respect to each of Proposal 2 and Proposal 3, the presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each Proposal. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against each Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees, the Nominees and officers owned, individually and as a group, less than 1% of the shares of the Trust and each Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

The Trust has retained Broadridge Financial Solutions, Inc. (Broadridge) for the purpose of responding to questions and requests for assistance from Contract Owners. Broadridge will also provide services for the solicitation of voting instructions from Contract owners through any of the means described above.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com

The number of Shares held in the sub-account of a Separate Account corresponding to a Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to a Proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to each Proposal will be borne by the Manager and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of the Manager, the Trust or its affiliates, through the internet, or other permissible means. Contract owners can provide voting instructions: (1) by mail, with the enclosed voting instruction card; or (2) by telephone at 1-800-690-6903; or (3) via the internet by logging onto www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Daylight Time on the day before the Meeting.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a Proposal.

* * * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A

NAMES AND ADDRESSES OF

THE SUBADVISERS

Portfolio	Subadviser Name / Address
AST Academic Strategies Asset Allocation Portfolio	Pacific Investment Management Company LLC (PIMCO) 840 Newport Center Drive Newport Beach, California 92660
Quantitative Management Associates LLC (QMA) Gateway Center Two 100 Mulberry Street Newark, New Jersey 07102
Jennison Associates LLC (Jennison) 466 Lexington Avenue New York, New York 10017
CoreCommodity Management, LLC The Metro Center One Station Place Three North Stamford, Connecticut 06902
J.P. Morgan Investment Management, Inc. (J.P. Morgan) 270 Park Avenue New York, New York 10017
AlphaSimplex Group, LLC One Cambridge Center Cambridge, Massachusetts 02142
First Quadrant, L.P. (First Quadrant) 800 East Colorado Boulevard Suite 900 Pasadena, California 91101
AQR Capital Management, LLC/CNH Partners, LLC (AQR) Two Greenwich Plaza, 3rd Floor Greenwich, Connecticut 06830
Western Asset Management Company Western Asset Management Company Limited (Western Asset) 385 East Colorado Boulevard Pasadena, California 91101
AST Advanced Strategies Portfolio	Brown Advisory, LLC (Brown) 901 South Bond Street—Suite 401 Baltimore, Maryland 21231
Loomis Sayles & Company, L.P. (Loomis Sayles) One Financial Center Boston, MA 0211
T. Rowe Price Associates, Inc. (T. Rowe Price) 100 East Pratt Street Baltimore, Maryland 21202
William Blair & Company LLC (William Blair) 222 West Adams Street Chicago, Illinois 60606
LSV Asset Management (LSV) 155 North Wacker Drive, 46th Floor Chicago, Illinois 60606
QMA

Portfolio	Subadviser Name / Address
Prudential Investment Management, Inc. (PIM) Gateway Center Two 100 Mulberry Street Newark, New Jersey 07102
Jennison
AST AQR Emerging Markets Equity Portfolio	AQR
AST AQR Large-Cap Portfolio	AQR
AST Balanced Asset Allocation Portfolio	QMA
AST BlackRock Global Strategies Portfolio*	BlackRock Financial Management, Inc. (BlackRock Financial) 55 East 52nd Street New York, New York 10055
AST BlackRock iShares ETF Portfolio	BlackRock Financial
AST BlackRock/Loomis Sayles Bond Portfolio	BlackRock Financial
BlackRock International, Ltd. Exchange Place One 1 Semple Street Edinburgh, UK EH3 8BL
BlackRock (Singapore) Ltd. 20 Anson Road #18-01 Singapore, 079912, Singapore
Loomis Sayles
AST BlackRock Multi-Asset Income Portfolio	BlackRock Financial
AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021, 2022, 2023, 2024, 2025 & 2026	PIM
AST Boston Partners Large-Cap Value Portfolio	Robeco Investment Management, Inc. d/b/a Boston Partners 909 Third Avenue New York, New York 10022
AST Capital Growth Asset Allocation Portfolio	QMA
AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC (ClearBridge) 100 First Stamford Place 5th Floor Stamford, Connecticut 06902
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
AST Defensive Asset Allocation Portfolio	QMA
AST FI Pyramis® Asset Allocation Portfolio	Pyramis Global Advisors, LLC (Pyramis) 900 Salem Street Smithfield, Rhode Island 02917
AST FI Pyramis® Quantitative Portfolio	Pyramis
AST Franklin Templeton Founding Funds Allocation Portfolio	Franklin Advisers, Inc. (Franklin) One Franklin Parkway San Mateo, California 94403
Franklin Mutual Advisers, LLC (Franklin Mutual) 101 John F. Kennedy Parkway Short Hills, New Jersey 07078
Templeton Global Advisers Limited (Templeton) Lyford Cay Nassau, Bahamas
AST Franklin Templeton Founding Funds Plus Portfolio	N/A

*	The Trust’s Board of Trustees recently approved the addition of BlackRock International Limited as a subadviser to the Portfolio, expected to become effective on or about April 27, 2015.

Portfolio	Subadviser Name / Address
AST Franklin Templeton K2 Global Absolute Return Portfolio	Franklin
Franklin Mutual
Templeton
AST FQ Absolute Return Currency Portfolio	First Quadrant
AST Global Real Estate Portfolio	Prudential Real Estate Investors, a business unit of PIM 7 Giralda Farms Madison, New Jersey 07940
AST Goldman Sachs Global Growth Allocation Portfolio	Goldman Sachs Asset Management, L.P. (GSAM) 200 West Street New York, New York 10282
AST Goldman Sachs Large-Cap Value Portfolio	GSAM
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM
AST Goldman Sachs Multi-Asset Portfolio	GSAM
AST Goldman Sachs Small-Cap Value Portfolio	GSAM
AST Goldman Sachs Strategic Income Portfolio	GSAM
AST Herndon Large-Cap Value Portfolio	Herndon Capital Management, LLC 191 Peachtree Street, N.E. Suite 2500 Atlanta, Georgia 30303
AST High Yield Portfolio	J.P. Morgan
PIM
AST International Growth Portfolio	William Blair
Neuberger Berman Management LLC 605 Third Avenue New York, New York 10158
Jennison
AST International Value Portfolio	LSV
Lazard Asset Management LLC (Lazard) 30 Rockefeller Plaza New York, New York 10112
AST Investment Grade Bond Portfolio	PIM
AST Jennison Global Infrastructure Portfolio	Jennison
AST Jennison Large-Cap Growth Portfolio	Jennison
AST J.P. Morgan Global Thematic Portfolio	J.P. Morgan
AST J.P. Morgan International Equity Portfolio	J.P. Morgan
AST J.P. Morgan Strategic Opportunities Portfolio	J.P. Morgan
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 09917
AST Legg Mason Diversified Growth Portfolio	QS Legg Mason Global Asset Allocation, LLC 620 Eighth Avenue New York, New York 10018
QS Batterymarch Financial Management, Inc. John Hancock Tower 200 Clarendon Street Boston, Massachusetts 02116
Brandywine Global Investment Management, LLC 2929 Arch Street Philadelphia, Pennsylvania 19104
ClearBridge
Western Asset

Portfolio	Subadviser Name / Address
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis Sayles
AST Lord Abbett Core Fixed Income Portfolio	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, New Jersey 07302
AST Managed Equity Portfolio	QMA
AST Managed Fixed Income Portfolio	QMA
AST MFS Global Equity Portfolio	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
AST MFS Growth Portfolio	MFS
AST MFS Large-Cap Value Portfolio	MFS
AST Mid-Cap Value Portfolio	EARNEST Partners LLC (EARNEST) 1180 Peachtree Street NE Suite 2300 Atlanta, Georgia 30309
WEDGE Capital Management, LLP 301 South College Street, Suite 2920 Charlotte, North Carolina 28202
AST Money Market Portfolio	PIM
AST Multi-Sector Fixed Income Portfolio	PIM
AST Neuberger Berman Core Bond Portfolio	Neuberger Berman Fixed Income LLC 190 South LaSalle Street Chicago, Illinois 60603
AST Neuberger Berman Mid-Cap Growth Portfolio	Neuberger Berman Management LLC (Neuberger Berman) 605 Third Avenue New York, New York 10158
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Neuberger Berman
LSV
AST New Discovery Asset Allocation Portfolio	Epoch Investment Partners, Inc. 640 Fifth Avenue New York, New York 10019
Longfellow Investment Management Co. 20 Winthrop Square Boston, Massachusetts 02110
Parametric Portfolio Associates LLC 1918 Eighth Avenue—Suite 3100 Seattle, Washington 98101
Security Investors, LLC 40 East 52nd Street New York, New York 10022
Vision Capital Management Inc. One SW Columbia Suite 915 Portland, Oregon 97258
EARNEST
Thompson, Siegel & Walmsley LLC 6806 Paragon Place—Suite 300 Richmond, Virginia 23230
C.S. McKee, LP 420 Ft. Duquesne Boulevard One Gateway Center—8th Floor Pittsburgh, Pennsylvania 15222
AST Parametric Emerging Markets Equity Portfolio	Parametric Portfolio Associates LLC 1918 Eighth Avenue—Suite 3100 Seattle, Washington 98101

Portfolio	Subadviser Name / Address
AST PIMCO Limited Maturity Bond Portfolio*	PIMCO
AST Preservation Asset Allocation Portfolio	QMA
AST Prudential Core Bond Portfolio	PIM
AST Prudential Flexible Multi-Strategy Portfolio	QMA
PIM
Jennison
AST Prudential Growth Allocation Portfolio	QMA
PIM
AST QMA Emerging Markets Equity Portfolio	QMA
AST QMA International Core Equity Portfolio	QMA
AST QMA Large-Cap Portfolio	QMA
AST QMA US Equity Alpha Portfolio	QMA
AST Quantitative Modeling Portfolio	QMA
AST RCM World Trends Portfolio	Allianz Global Investors US LLC 1633 Broadway New York, New York 10019
AST Schroders Global Tactical Portfolio	Schroder Investment Management North America Inc.—Schroder Investment Management North America Limited (Schroders) 875 Third Avenue New York, New York 10022
AST Schroders Multi-Asset World Strategies Portfolio	Schroders
AST Small-Cap Growth Portfolio	Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716
Emerald Mutual Fund Advisers Trust 3175 Oregon Pike Leola, Pennsylvania 17540
AST Small-Cap Growth Opportunities Portfolio	RS Investment Management Company LLC One Bush Street—Suite 900 San Francisco, California 94104
Wellington Management Company LLC (Wellington) 280 Congress Street Boston, Massachusetts 02210
AST Small-Cap Value Portfolio	J.P.Morgan
Lee Munder Capital Group, LLC 200 Clarendon Street—28th Floor Boston, Massachusetts 02116
ClearBridge
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe Price
T. Rowe Price International Ltd. / T. Rowe Price International—Tokyo 60 Queen Victoria Street London EC4N 4TZ United Kingdom
T. Rowe Price Hong Kong Ltd. 1 Connaught Place—Room 2101-2120 Jardine House—21st Floor Central Hong Kong
AST T. Rowe Price Equity Income Portfolio	T. Rowe Price
AST T. Rowe Price Global Bond Portfolio	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd.

*	The Trust’s Board of Trustees recently approved replacing PIMCO as the Portfolio’s subadviser with BlackRock Financial Management, Inc., expected on or about July 13, 2015.

Portfolio	Subadviser Name / Address
AST T. Rowe Price Growth Opportunities Portfolio	T. Rowe Price
T. Rowe Price International Ltd. / T. Rowe Price International—Tokyo
T. Rowe Price Hong Kong Ltd.
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price
AST Templeton Global Bond Portfolio	Templeton
AST Wellington Management Hedged Equity Portfolio	Wellington
AST Western Asset Core Plus Bond Portfolio	Western Asset
AST Western Asset Emerging Markets Debt Portfolio	Western Asset

Exhibit B

TRUST OFFICER INFORMATION 1

Robert F. O’Donnell* (46) | President | Since 2012

Principal Occupation(s) During Past 5 Years: President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).

Raymond A. O’Hara* (59) | Chief Legal Officer | Since 2012

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Chad A. Earnst* (39) | Chief Compliance Officer | Since 2014

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

Bradley C. Tobin* (40) | Vice President | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).

Deborah A. Docs* (57) | Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain* (56) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo* (40) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French* (52) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Amanda S. Ryan (36) | Assistant Secretary | Since 2012

Principal Occupation(s) During Past 5 Years: Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

Kathleen DeNicholas* (40) | Assistant Secretary | Since 2013

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

M. Sadiq Peshimam* (51) | Treasurer and Principal Financial & Accounting Officer | Since 2006

Principal Occupation(s) During Past 5 Years: Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella* (56) | Assistant Treasurer | Since 2007

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Lana Lomuti* (47) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.

Linda McMullin* (53) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

Alan Fu* (58) | Assistant Treasurer | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel—Tax, Prudential Financial, Inc. (since October 2003).

Theresa C. Thompson* (52) | Deputy Chief Compliance Officer | Since 2008

Principal Occupation(s) During Past 5 Years: Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

Richard W. Kinville* (46) | Anti-Money Laundering Compliance Officer | Since 2011

Principal Occupation(s) During Past 5 Years: Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

*	The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

[1]	Excludes Mr. Cronin, an interested Trustee who serves as Vice President. Biographical and other information with respect to Mr. Cronin appears in Proposal No. 1.

Exhibit C

AUDIT COMMITTEE CHARTER

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund, provided that:

(a) no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act);

(b) no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c) at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d) at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b) to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c) to oversee or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d) to approve the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund’s independent accountants; and

(e) to act as a liaison between the Fund’s independent accountants and the full Board.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, management is responsible for: (1) preparation, presentation and integrity of the Fund financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, each member of the Audit Committee is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s manager, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b) to terminate, as appropriate, the independent accountants;

(c) to monitor the independence and capabilities of the independent accountants;

(d) to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e) to approve prior to appointment, the engagement of the independent accountants or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund’s subadviser(s), if any) or any entity controlling, controlled by, or under common control with the investment adviser (adviser affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f) to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g) to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h) to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i) to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(j) to recommend to the Board of Directors the appointment of the Fund’s principal accounting officer and principal financial officer;

(k) to review with the independent accountants the arrangements for and scope of the annual audit and any special audits; the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits; and any significant issues that the independent accountants discussed with management in connection with their appointment or retention;

(l) to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements, including any significant changes to the planned audit strategy or identified risks; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m) to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements, with management and the Fund’s independent accountants including the significant assumptions underlying highly subjective estimates and any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); to review the independent accountants’ opinion on the Fund’s financial statements; and to review any matters relating to the other information in documents containing the audited financial statements of the Fund;

(n) to review with the independent accountants all matters required to be communicated to the Audit Committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) the extent to which the independent accountants intend to use the internal auditors of the Funds or Management in the audit; (c) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (d) the detection of fraud or illegal acts; (e) any violations or possible violations of laws or regulations; (f) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (g) any disagreements or difficulties with management; (h) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (i) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (j) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (k) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

(o) to review, as appropriate and in consultation with management and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices), any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(p) to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or its employees, or any service provider who has a significant role in the Fund’s internal control over financial reporting;

(q) to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices and their internal controls and procedures for financial reporting;

(r) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(s) to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(t) to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(u) to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(v) to meet periodically with management (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions.

(w) to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(x) at least annually, to obtain and review a report by the Fund’s independent accountants: (i) describing such independent accountants’ internal quality-control procedures; (ii) describing any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) assessing the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund, the Fund’s investment adviser, and affiliates of the adviser;

(y) to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(z) to report the Committee’s activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(aa) to at least annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(bb) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter; and

(cc) to evaluate annually the performance of the Audit Committee.

To the extent permitted by a Fund’s Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the federal securities laws may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.	Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

Exhibit D

GOVERNANCE COMMITTEE CHARTER

The responsibilities of the Governance Committee include:

•

Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 (1940 Act) and the Rules, Regulations and Forms under the 1940 Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•

Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent or Interested) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•

Reviewing the independence of Independent Directors then serving on the Fund Board. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent.

•	Reviewing, periodically, the composition of each Committee of the Board.

•	Recommending, as appropriate, to the Board the Directors to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.[1]

•	Assisting the Board Chair with the development of Board meeting agendas.

•

Reviewing each Director’s beneficial ownership of shares of the Funds. The Committee will encourage each Director, to the extent it is financially suitable, to maintain investments, either directly or beneficially, in the Funds (or other funds advised by the Funds’ investment adviser) that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

•

Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•	Recommending to the Board a successor to the Board Chair, at the expiration of a term or when a vacancy occurs.

[1]	Audit committee financial experts last designated April 2013. The Governance Committee will review this designation every year ending in an odd number.

D-1

•

Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its fourth quarterly meeting of that year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•

Monitoring the attendance by each Independent Director at no less than one educational seminar, conference or similar meeting per year, in accordance with Board expectations. Any Independent Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before registering for or incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent Directors before or shortly after the new Director joins the Board.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “best practices.”

•	Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months’ notice before resigning from the Board.

•

Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 78; provided, however, that the Committee may recommend to the Board the extension of that person’s service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

•	annual Director fees;

•	supplemental compensation for Committee service;

•	supplemental compensation for serving as Board Chair;

•	supplemental compensation for serving as a Committee Chair;

•	Board or Committee meeting attendance fees; and expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

Miscellaneous

•	Considering any other matters as requested by the Board.

D-2

EXHIBIT E

ADVANCED SERIES TRUST

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

WHEREAS, the Board of Trustees of the Advanced Series Trust (the “Trust”), including a majority of the Independent Trustees (as defined herein), have concluded in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Investment Company Act of 1940, as amended (the “Act”), that there is a reasonable likelihood that this Plan (the “Plan”) will benefit each of the Trust’s portfolios listed on Schedule A (each a “Portfolio”) and the shareholders of each Portfolio;

NOW, THEREFORE, this Plan is hereby adopted as follows:

Section 1. The Trust is authorized to pay a fee (the “Services and Distribution Fee”) for the services rendered and expenses borne as set forth in Section 2, including services and expenses in connection with the distribution of shares of the Trust, at an annual rate with respect to each Portfolio not to exceed 0.25% of the average daily net assets of the Portfolio. The Trust shall pay the Services and Distribution Fee to the distributor of the Trust’s shares (“Distributor”). Subject to such limit and subject to the provisions hereof, the Services and Distribution Fee must be approved at least annually by: (a) a majority of the Board of Trustees of the Trust and (b) a majority of the Trustees who (i) are not “interested persons” of the Trust, as defined in the Act, and (ii) have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (the “Independent Trustees”). If at any time this Plan shall not be in effect with respect to the shares of all Portfolios of the Trust, the Services and Distribution Fee shall be computed on the basis of the net assets of the shares of those Portfolios for which the Plan is in effect. The Services and Distribution Fee shall be accrued daily and paid bi-weekly or at such other intervals as the Board of Trustees shall determine. The Services and Distribution Fee shall not apply to Portfolios that invest all of their assets in other Portfolios. For Portfolios that invest a portion of their assets in other Portfolios, the Services and Distribution Fee shall apply only on assets not invested in other Portfolios.

Section 2. The Distributor shall provide (or arrange for the provision of) the following services and bear the following expenses (collectively, the “Services”):

•

printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the “Contracts”);

•	reconciling and balancing separate account investments in the Portfolios;

•	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

•	confirming transactions;

•

providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;

•	providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;

•

paying compensation to and expenses, including overhead, of employees of the Distributor and other broker-dealers and financial intermediaries that engage in the distribution of the shares, including but not limited to commissions, servicing fees and marketing fees;

•	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

•	paying expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;

•	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

•	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

•	paying expenses of training sales personnel regarding the Portfolios; and

•	providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.

Section 3. This Plan shall not take effect until it has been approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on this Plan. If adopted with respect to a Portfolio after the public offering of shares of that Portfolio (or the sale of shares to persons who are not affiliated persons of the Portfolio, affiliated persons of such persons, affiliated persons of the promoter or affiliated persons of such persons), the Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Portfolio. Any agreement related to the Plan must be approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on the agreement.

Section 4. To the extent any payments made by a Portfolio pursuant to the Plan are deemed payments for the financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the Act, such payments shall be deemed to be approved under the Plan. Notwithstanding anything herein to the contrary, no Portfolio shall be obligated to make any payments under the Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any successor rule thereto adopted by the Financial Industry Regulatory Authority.

Section 5. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3 hereof.

Section 6. Any person authorized to direct the disposition of monies paid or payable by the shares of the Trust pursuant to this Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated at any time with respect to the shares of any Portfolio by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio.

All agreements with any person relating to implementation of this Plan with respect to the shares of any Portfolio shall be in writing, and any agreement related to this Plan with respect to the shares of any Portfolio shall provide:

(a)	That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of such Portfolio, on not more than 60 days’ written notice to any other party to the agreement; and

(b)	That such agreement shall terminate automatically in the event of its assignment.

Section 8. This Plan may not be amended to materially increase the amount of Services and Distribution Fee permitted pursuant to Section 1 hereof with respect to any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.

Section 9. The Trust shall preserve copies of this Plan, and any related agreement or written report regarding this Plan presented to the Board of Trustees for a period of not less than six years from the date of the Plan, agreement or written report, as the case may be, the first two years in an easily accessible place.

Section 10. The provisions of the Plan are severable for each Portfolio of the Trust, and whenever any action is to be taken with respect to the Plan, such action shall be taken separately for each Portfolio of the Trust.

Section 11. While the Plan is in effect, the Board of Trustees shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the Act.

Section 12. As used in this Plan, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Schedule A

AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock iShares ETF Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Boston Partners Large-Cap Value Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST Defensive Asset Allocation Portfolio
AST FI Pyramis® Asset Allocation Portfolio
AST FI Pyramis® Quantitative Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST FQ Absolute Return Currency Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Goldman Sachs Strategic Income Portfolio

AST Herndon Large-Cap Value Portfolio
AST High Yield Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Global Infrastructure Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Mid-Cap Value Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Money Market Portfolio
AST Multi-Sector Fixed Income Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Emerging Markets Equity Portfolio
AST QMA International Core Equity Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AAST RCM World Trends Portfolio
AAST Schroders Global Tactical Portfolio
AAST Schroders Multi-Asset World Strategies Portfolio
AAST Small-Cap Growth Portfolio
AAST Small-Cap Growth Opportunities Portfolio
AAST Small-Cap Value Portfolio
AAST T. Rowe Price Asset Allocation Portfolio
AAST T. Rowe Price Diversified Real Growth Portfolio
AAST T. Rowe Price Equity Income Portfolio
AAST T. Rowe Price Growth Opportunities Portfolio
AAST T. Rowe Price Large-Cap Growth Portfolio
AAST T. Rowe Price Natural Resources Portfolio
AAST Templeton Global Bond Portfolio
AAST Wellington Management Hedged Equity Portfolio
AAST Western Asset Core Plus Bond Portfolio
AAST Western Asset Emerging Markets Debt Portfolio

Exhibit F

Current & Proposed Contractual Management Fee Rates

Portfolio	Current Contractual Management Fee Rate	Proposed Contractual Management Fee Rate
AST Academic Strategies Asset Allocation Portfolio

Fund-of-Funds Segments/Sleeves:

0.72% of average daily net assets

Non Fund-of-Funds Segments/Sleeves:

0.71% of average daily net assets to $300 million;

0.70% on next $200 million of average daily net assets;

0.69% on next $250 million of average daily net assets;

0.68% on next $2.5 billion of average daily net assets;

0.67% on next $2.75 billion of average daily net assets;

0.64% on next $4 billion of average daily net assets;

0.62% over $10 billion of average daily net assets

Fund-of-Funds Segments/Sleeves:

No change from current Fee Rate

Non Fund-of-Funds Segments/Sleeves:

0.5525% of average daily net assets to $300 million;

0.5425% on next $200 million of average daily net assets;

0.5325% on next $250 million of average daily net assets;

0.5225% on next $2.5 billion of average daily net assets;

0.5125% on next $2.75 billion of average daily net assets;

0.4825% on next $4 billion of average daily net assets;

0.4625% over $10 billion of average daily net assets

AST Advanced Strategies Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST AQR Emerging Markets Equity Portfolio

1.09% of average daily net assets to $300 million;

1.08% on next $200 million of average daily net assets;

1.07% on next $250 million of average daily net assets;

1.06% on next $2.5 billion of average daily net assets;

1.05% on next $2.75 billion of average daily net assets;

1.02% on next $4 billion of average daily net assets;

1.00% over $10 billion of average daily net assets

0.9325% of average daily net assets to $300 million;

0.9225% on next $200 million of average daily net assets;

0.9125% on next $250 million of average daily net assets;

0.9025% on next $2.5 billion of average daily net assets;

0.8925% on next $2.75 billion of average daily net assets;

0.8625% on next $4 billion of average daily net assets;

0.8425% over $10 billion of average daily net assets

AST AQR Large-Cap Portfolio

0.74% of average daily net assets up to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

0.5825% of average daily net assets up to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate
AST BlackRock Global Strategies Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST BlackRock iShares ETF Portfolio

0.89% of average daily net assets up to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets up to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

Portfolio	Current Contractual Management Fee Rate	Proposed Contractual Management Fee Rate
AST BlackRock/ Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)

0.64% of average daily net assets to $300 million;

0.63% on next $200 million of average daily net assets;

0.62% on next $250 million of average daily net assets;

0.61% on next $2.5 billion of average daily net assets;

0.60% on next $2.75 billion of average daily net assets;

0.57% on next $4 billion of average daily net assets;

0.55% over $10 billion of average daily net assets

0.4825% of average daily net assets to $300 million;

0.4725% on next $200 million of average daily net assets;

0.4625% on next $250 million of average daily net assets;

0.4525% on next $2.5 billion of average daily net assets;

0.4425% on next $2.75 billion of average daily net assets;

0.4125% on next $4 billion of average daily net assets;

0.3925% over $10 billion of average daily net assets

AST BlackRock Multi-Asset Income Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST Bond Portfolio 2015*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2016*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2017*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2018*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2019*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2020*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2021*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2022*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2023*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2024*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2025*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

Portfolio	Current Contractual Management Fee Rate	Proposed Contractual Management Fee Rate
AST Bond Portfolio 2026*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

0.5825% of average daily net assets up to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate
AST ClearBridge Dividend Growth Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST Cohen & Steers Realty Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Defensive Asset Allocation Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate
AST FI Pyramis® Asset Allocation Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST FI Pyramis® Quantitative Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST Franklin Templeton Founding Funds Allocation Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Franklin Templeton Founding Funds Plus Portfolio	0.02% of average daily net assets	No Change from Current Fee Rate
AST Franklin Templeton K2 Global Absolute Return Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST FQ Absolute Return Currency Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Global Real Estate Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Goldman Sachs Global Growth Allocation Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST Goldman Sachs Large-Cap Value Portfolio

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

0.5825% of average daily net assets up to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST Goldman Sachs Mid-Cap Growth Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Goldman Sachs Multi-Asset Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% of average daily net assets over $10 billion

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST Goldman Sachs Small-Cap Value Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Goldman Sachs Strategic Income Portfolio

0.87% of average daily net assets to $300 million;

0.86% on next $200 million of average daily net assets;

0.85% on next $250 million of average daily net assets;

0.84% on next $2.5 billion of average daily net assets;

0.83% on next $2.75 billion of average daily net assets;

0.80% on next $4.0 billion of average daily net assets;

0.78% over $10 billion of average daily net assets

0.7125% of average daily net assets to $300 million;

0.7025% on next $200 million of average daily net assets;

0.6925% on next $250 million of average daily net assets;

0.6825% on next $2.5 billion of average daily net assets;

0.6725% on next $2.75 billion of average daily net assets;

0.6425% on next $4.0 billion of average daily net assets;

0.6225% over $10 billion of average daily net assets

AST Herndon Large-Cap Value Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST High Yield Portfolio

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

0.5825% of average daily net assets up to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST International Growth Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST International Value Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Investment Grade Bond Portfolio*

0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets;

0.62% on next $5 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

0.4925% of average daily net assets to $500 million;

0.4725% on next $4.5 billion of average daily net assets;

0.4625% on next $5 billion of average daily net assets;

0.4525% over $10 billion of average daily net assets

AST J.P. Morgan Global Thematic Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST J.P. Morgan International Equity Portfolio

0.99% of average daily net assets to $75 million;

0.84% on next $225 million of average daily net assets;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.8325% of average daily net assets to $75 million;

0.6825% on next $225 million of average daily net assets;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST J.P. Morgan Strategic Opportunities Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Jennison Global Infrastructure Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Jennison Large-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets up to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST Large-Cap Value Portfolio

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

0.5825% of average daily net assets up to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST Legg Mason Diversified Growth Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets up to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST Loomis Sayles Large-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets up to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST Lord Abbett Core Fixed Income Portfolio

0.79% of average daily net assets to $300 million;

0.78% on next $200 million of average daily net assets;

0.77% on next $250 million of average daily net assets;

0.76% on next $2.5 billion of average daily net assets;

0.75% on next $2.75 billion of average daily net assets;

0.72% on next $4 billion of average daily net assets;

0.70% over $10 billion of average daily net assets

0.6325% of average daily net assets up to $300 million;

0.6225% on next $200 million of average daily net assets;

0.6125% on next $250 million of average daily net assets;

0.6025% on next $2.5 billion of average daily net assets;

0.5925% on next $2.75 billion of average daily net assets;

0.5625% on next $4 billion of average daily net assets;

0.5425% over $10 billion of average daily net assets

AST Managed Equity Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate
AST Managed Fixed Income Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Mid-Cap Value Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST MFS Global Equity Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST MFS Growth Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets up to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST MFS Large-Cap Value Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST Money Market Portfolio

0.49% of average daily net assets to $300 million;

0.48% on next $200 million of average daily net assets;

0.47% on next $250 million of average daily net assets;

0.46% on next $2.5 billion of average daily net assets;

0.45% on next $2.75 billion of average daily net assets;

0.42% on next $4 billion of average daily net assets;

0.40% over $10 billion of average daily net assets

0.3325% of average daily net assets up to $300 million;

0.3225% on next $200 million of average daily net assets;

0.3125% on next $250 million of average daily net assets;

0.3025% on next $2.5 billion of average daily net assets;

0.2925% on next $2.75 billion of average daily net assets;

0.2625% on next $4 billion of average daily net assets;

0.2425% over $10 billion of average daily net assets

AST Multi-Sector Fixed Income Portfolio

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

0.5325% of average daily net assets up to $300 million;

0.5225% on next $200 million of average daily net assets;

0.5125% on next $250 million of average daily net assets;

0.5025% on next $2.5 billion of average daily net assets;

0.4925% on next $2.75 billion of average daily net assets;

0.4625% on next $4 billion of average daily net assets;

0.4425% over $10 billion of average daily net assets

AST Neuberger Berman Core Bond Portfolio

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

0.5325% of average daily net assets up to $300 million;

0.5225% on next $200 million of average daily net assets;

0.5125% on next $250 million of average daily net assets;

0.5025% on next $2.5 billion of average daily net assets;

0.4925% on next $2.75 billion of average daily net assets;

0.4625% on next $4 billion of average daily net assets;

0.4425% over $10 billion of average daily net assets

AST Neuberger Berman Mid-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $250 million of average daily net assets;

0.81% on next $2.25 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $250 million of average daily net assets;

0.6525% on next $2.25 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Neuberger Berman/ LSV Mid-Cap Value Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $250 million of average daily net assets;

0.81% on next $2.25 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $250 million of average daily net assets;

0.6525% on next $2.25 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST New Discovery Asset Allocation Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $750 million of average daily net assets;

0.78% on next $2 billion of average daily net assets;

0.75% on next $4 billion of average daily net assets;

0.73% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $750 million of average daily net assets;

0.6225% on next $2 billion of average daily net assets;

0.5925% on next $4 billion of average daily net assets;

0.5725% over $10 billion of average daily net assets

AST Parametric Emerging Markets Equity Portfolio

1.09% of average daily net assets to $300 million;

1.08% on next $200 million of average daily net assets;

1.07% on next $250 million of average daily net assets;

1.06% on next $2.5 billion of average daily net assets;

1.05% on next $2.75 billion of average daily net assets;

1.02% on next $4 billion of average daily net assets;

1.00% over $10 billion of average daily net assets

0.9325% of average daily net assets to $300 million;

0.9225% on next $200 million of average daily net assets;

0.9125% on next $250 million of average daily net assets;

0.9025% on next $2.5 billion of average daily net assets;

0.8925% on next $2.75 billion of average daily net assets;

0.8625% on next $4 billion of average daily net assets;

0.8425% over $10 billion of average daily net assets

AST PIMCO Limited Maturity Bond Portfolio

0.64% of average daily net assets to $300 million;

0.63% on next $200 million of average daily net assets;

0.62% on next $250 million of average daily net assets;

0.61% on next $2.5 billion of average daily net assets;

0.60% on next $2.75 billion of average daily net assets;

0.57% on next $4 billion of average daily net assets;

0.55% over $10 billion of average daily net assets

0.4825% of average daily net assets to $300 million;

0.4725% on next $200 million of average daily net assets;

0.4625% on next $250 million of average daily net assets;

0.4525% on next $2.5 billion of average daily net assets;

0.4425% on next $2.75 billion of average daily net assets;

0.4125% on next $4 billion of average daily net assets;

0.3925% over $10 billion of average daily net assets

AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets	No Change from Current Fee Rate
AST Prudential Core Bond Portfolio

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

0.5325% of average daily net assets to $300 million;

0.5225% on next $200 million of average daily net assets;

0.5125% on next $250 million of average daily net assets;

0.5025% on next $2.5 billion of average daily net assets;

0.4925% on next $2.75 billion of average daily net assets;

0.4625% on next $4 billion of average daily net assets;

0.4425% over $10 billion of average daily net assets

AST Prudential Flexible Multi-Strategy Portfolio

1.14% of average daily net assets to $300 million;

1.13% on next $200 million of average daily net assets;

1.12% on next $250 million of average daily net assets;

1.11% on next $2.5 billion of average daily net assets;

1.10% on next $2.75 billion of average daily net assets;

1.07% on next $4 billion of average daily net assets;

1.05% over $10 billion of average daily net assets

0.9825% of average daily net assets to $300 million;

0.9725% on next $200 million of average daily net assets;

0.9625% on next $250 million of average daily net assets;

0.9525% on next $2.5 billion of average daily net assets;

0.9425% on next $2.75 billion of average daily net assets;

0.9125% on next $4 billion of average daily net assets;

0.8925% over $10 billion of average daily net assets

AST Prudential Growth Allocation Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST QMA Emerging Markets Equity Portfolio

1.09% of average daily net assets to $300 million;

1.08% on next $200 million of average daily net assets;

1.07% on next $250 million of average daily net assets;

1.06% on next $2.5 billion of average daily net assets;

1.05% on next $2.75 billion of average daily net assets;

1.02% on next $4 billion of average daily net assets;

1.00% over $10 billion of average daily net assets

0.9325% of average daily net assets to $300 million;

0.9225% on next $200 million of average daily net assets;

0.9125% on next $250 million of average daily net assets;

0.9025% on next $2.5 billion of average daily net assets;

0.8925% on next $2.75 billion of average daily net assets;

0.8625% on next $4 billion of average daily net assets;

0.8425% over $10 billion of average daily net assets

AST QMA International Core Equity Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets***

AST QMA Large-Cap Portfolio

0.74% of average daily net assets up to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

0.5825% of average daily net assets up to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST QMA US Equity Alpha Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Quantitative Modeling Portfolio	0.25% of average daily net assets	No Change from Current Fee Rate
AST RCM World Trends Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST Schroders Global Tactical Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST Schroders Multi-Asset World Strategies Portfolio

1.09% of average daily net assets to $300 million;

1.08% on next $200 million of average daily net assets;

1.07% on next $250 million of average daily net assets;

1.06% on next $2.5 billion of average daily net assets;

1.05% on next $2.75 billion of average daily net assets;

1.02% on next $4 billion of average daily net assets;

1.00% over $10 billion of average daily net assets

0.9325% of average daily net assets to $300 million;

0.9225% on next $200 million of average daily net assets;

0.9125% on next $250 million of average daily net assets;

0.9025% on next $2.5 billion of average daily net assets;

0.8925% on next $2.75 billion of average daily net assets;

0.8625% on next $4 billion of average daily net assets;

0.8425% over $10 billion of average daily net assets

AST Small-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Small-Cap Growth Opportunities Portfolio (formerly, AST Federated Aggressive Growth Portfolio)

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST Small-Cap Value Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Asset Allocation Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST T. Rowe Price Diversified Real Growth Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Equity Income

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

0.5825% of average daily net assets to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST T. Rowe Price Growth Opportunities Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Large-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $250 million of average daily net assets;

0.81% on next $2.25 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $250 million of average daily net assets;

0.6525% on next $2.25 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

AST T. Rowe Price Natural Resources Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

Portfolio	Current Contractual Fee Rate	Proposed Contractual Fee Rate
AST Templeton Global Bond Portfolio

0.79% of average daily net assets to $300 million;

0.78% on next $200 million of average daily net assets;

0.77% on next $250 million of average daily net assets;

0.76% on next $2.5 billion of average daily net assets;

0.75% on next $2.75 billion of average daily net assets;

0.72% on next $4 billion of average daily net assets;

0.70% over $10 billion of average daily net assets

0.6325% of average daily net assets to $300 million;

0.6225% on next $200 million of average daily net assets;

0.6125% on next $250 million of average daily net assets;

0.6025% on next $2.5 billion of average daily net assets;

0.5925% on next $2.75 billion of average daily net assets;

0.5625% on next $4 billion of average daily net assets;

0.5425% over $10 billion of average daily net assets

AST Wellington Management Hedged Equity Portfolio

0.99% of average daily net assets to $300 million;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% over $10 billion of average daily net assets

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST Western Asset Core Plus Bond Portfolio

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

0.5325% of average daily net assets to $300 million;

0.5225% on next $200 million of average daily net assets;

0.5125% on next $250 million of average daily net assets;

0.5025% on next $2.5 billion of average daily net assets;

0.4925% on next $2.75 billion of average daily net assets;

0.4625% on next $4 billion of average daily net assets;

0.4425% over $10 billion of average daily net assets

AST Western Asset Emerging Markets Debt Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

*	The current contractual investment management fee for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026 and AST Investment Grade Bond Portfolio is subject to certain breakpoints. The assets of each Portfolio will be aggregated for purposes of determining the fee rate applicable to each Portfolio.

Exhibit G

FEES AND EXPENSES OF THE PORTFOLIOS

Introduction

The following pages set forth important information concerning the current expenses paid by each Portfolio, and the expenses which each Portfolio will pay if the Plan is approved.

For each Portfolio to be covered under the Plan, the table entitled “Annual Portfolio Operating Expenses” compares each Portfolio’s “current” and “pro forma” expenses. “Current” expenses are the expenses that each Portfolio paid as of December 31, 2014. “Pro Forma” expenses are the estimated or projected expenses which each Portfolio would have paid as of this same date if the Plan was in effect and the management fee reductions proposed by the Manager were also in effect.

AST Academic Strategies Asset Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Academic Strategies Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.70%	0.63%
Distribution and/or Service Fees (12b-1 fees)	0.04	0.11
Other Expenses	0.03	0.03
Dividend Expense on Short Sales	0.05	0.05
Broker Fees and Expenses on Short Sales	0.01	0.01
Acquired Fund Fees and Expenses	0.63	0.63
Total Annual Portfolio Operating Expenses	1.46	1.46

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Academic Strategies Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$149	$462	$797	$1,746
Pro Forma	$149	$462	$797	$1,746

AST Advanced Strategies Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Advanced Strategies Portfolio	Current	Pro Forma
Management Fee	0.80%	0.64%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Acquired Fund Fees and Expenses	0.05	0.05
Total Annual Portfolio Operating Expenses	0.97	0.96
Fee Waiver and/or Expense Reimbursement*	-0.01	-0.01
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96	0.95

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Advanced Strategies Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$98	$308	$535	$1,189
Pro Forma	$97	$305	$530	$1,177

*	The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Emerging Markets Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Emerging Markets Equity Portfolio	Current	Pro Forma
Management Fee	1.09%	0.93%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.16	0.16
Total Annual Portfolio Operating Expenses	1.35	1.34

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Emerging Markets Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$137	$428	$739	$1,624
Pro Forma	$136	$425	$734	$1,613

AST AQR Large-Cap Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST AQR Large-Cap Portfolio	Current	Pro Forma
Management Fee	0.72%	0.56%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.01	0.01
Total Annual Portfolio Operating Expenses	0.83	0.82
Fee Waiver and/or Expense Reimbursement*	-0.24	-0.24
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59	0.58

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST AQR Large-Cap Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$60	$241	$437	$1,003
Pro Forma	$59	$238	$431	$991

*	The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST BlackRock Global Strategies Portfolio	Current	Pro Forma
Management Fee	0.97%	0.81%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Acquired Fund Fees and Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	1.13	1.12

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST BlackRock Global Strategies Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$115	$359	$622	$1,375
Pro Forma	$114	$356	$617	$1,363

AST BlackRock iShares ETF Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST BlackRock iShares ETF Portfolio	Current	Pro Forma
Management Fee	0.89%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.07	0.07
Acquired Fund Fees and Expenses	0.21	0.21
Total Annual Portfolio Operating Expenses	1.27	1.26
Fee Waiver and/or Expense Reimbursement*	-0.25	-0.24
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02	1.02

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST BlackRock iShares ETF Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$104	$378	$673	$1,512
Pro Forma	$104	$376	$669	$1,502

*	The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio (formerly AST PIMCO Total Return Bond Portfolio)

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST BlackRock/Loomis Sayles Bond Portfolio	Current	Pro Forma
Management Fee	0.61%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.73	0.72
Fee Waiver and/or Expense Reimbursement*	-0.03	-0.03
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70	0.69

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST BlackRock/Loomis Sayles Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$72	$230	$403	$904
Pro Forma	$70	$227	$398	$892

*	The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Multi-Asset Income Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST BlackRock Multi-Asset Income Portfolio	Current	Pro Forma
Management Fee	0.94%	0.78%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	2.32	2.32
Acquired Fund Fees and Expenses	0.41	0.41
Total Annual Portfolio Operating Expenses	3.77	3.76
Fee Waiver and/or Expense Reimbursement*	-2.62	-2.61
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15	1.15

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST BlackRock Multi-Asset Income Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$117	$910	$1,722	$3,842
Pro Forma	$117	$908	$1,718	$3,834

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.13% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2015

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2015	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.45	0.45
Total Annual Portfolio Operating Expenses	1.18	1.18
Fee Waiver and/or Expense Reimbursement+*	-0.19	-0.19
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+*	0.99	0.99

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2015

	1 Year	3 Years	5 Years	10 Years
Current	$101	$356	$631	$1,415
Pro Forma	$101	$356	$631	$1,415

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2016

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2016	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	1.50	1.50
Total Annual Portfolio Operating Expenses	2.23	2.23
Fee Waiver and/or Expense Reimbursement+*	-1.24	-1.24
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+*	0.99	0.99

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2016

	1 Year	3 Years	5 Years	10 Years
Current	$101	$578	$1,081	$2,468
Pro Forma	$101	$578	$1,081	$2,468

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2017

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2017	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.14	0.10
Total Annual Portfolio Operating Expenses	0.87	0.87
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.87	0.87

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2017

	1 Year	3 Years	5 Years	10 Years
Current	$89	$278	$482	$1,073
Pro Forma	$89	$278	$482	$1,073

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2018

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2018	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.10	0.10
Total Annual Portfolio Operating Expenses	0.83	0.83
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.83	0.83

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2018

	1 Year	3 Years	5 Years	10 Years
Current	$85	$265	$460	$1,025
Pro Forma	$85	$265	$460	$1,025

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2019

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2019	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.21	0.21
Total Annual Portfolio Operating Expenses	0.94	0.94
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.94	0.94

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2019

	1 Year	3 Years	5 Years	10 Years
Current	$96	$300	$520	$1,155
Pro Forma	$96	$300	$520	$1,155

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2020

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2020	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.11	0.11
Total Annual Portfolio Operating Expenses	0.84	0.84
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.84	0.84

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2020

	1 Year	3 Years	5 Years	10 Years
Current	$86	$268	$466	$1,037
Pro Forma	$86	$268	$466	$1,037

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2021

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2021	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.10	0.10
Total Annual Portfolio Operating Expenses	0.83	0.83
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.83	0.83

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2021

	1 Year	3 Years	5 Years	10 Years
Current	$85	$265	$460	$1,025
Pro Forma	$85	$265	$460	$1,025

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2022

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2022	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.20	0.20
Total Annual Portfolio Operating Expenses	0.93	0.93
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.93	0.93

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2022

	1 Year	3 Years	5 Years	10 Years
Current	$95	$296	$515	$1,143
Pro Forma	$95	$296	$515	$1,143

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2023

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2023	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.06	0.06
Total Annual Portfolio Operating Expenses	0.79	0.79
Fee Waiver and/or Expense Reimbursement+*	-0.01	-0.01
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+*	0.78	0.78

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2023

	1 Year	3 Years	5 Years	10 Years
Current	$80	$249	$433	$966
Pro Forma	$80	$249	$433	$966

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2024

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2024	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.09	0.09
Total Annual Portfolio Operating Expenses	0.82	0.82
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.82	0.82

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2024

	1 Year	3 Years	5 Years	10 Years
Current	$84	$262	$455	$1,014
Pro Forma	$84	$262	$455	$1,014

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2025

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2025	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.38	0.38
Total Annual Portfolio Operating Expenses	1.11	1.11
Fee Waiver and/or Expense Reimbursement+*	-0.12	-0.12
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+*	0.99	0.99

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2025

	1 Year	3 Years	5 Years	10 Years
Current	$101	$341	$600	$1,341
Pro Forma	$101	$341	$600	$1,341

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Bond Portfolio 2026

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Bond Portfolio 2026	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.05	0.05
Total Annual Portfolio Operating Expenses	0.78	0.78
Fee Waiver and/or Expense Reimbursement+*	None	None
Total Annual Portfolio Operating Expenses+*	0.78	0.78

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Bond Portfolio 2026

	1 Year	3 Years	5 Years	10 Years
Current	$80	$249	$433	$966
Pro Forma	$80	$249	$433	$966

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Boston Partners Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.73%	0.58%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	0.86	0.86

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Boston Partners Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$88	$274	$477	$1,061
Pro Forma	$88	$274	$477	$1,061

AST ClearBridge Dividend Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST ClearBridge Dividend Growth Portfolio	Current	Pro Forma
Management Fee	0.82%	0.66%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.94	0.93
Fee Waiver and/or Expense Reimbursement*	-0.11	-0.11
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.83	0.82

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST ClearBridge Dividend Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$85	$289	$509	$1,145
Pro Forma	$84	$285	$504	$1,133

*	The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Cohen & Steers Realty Portfolio	Current	Pro Forma
Management Fee	0.98%	0.82%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	1.11	1.10
Fee Waiver and/or Expense Reimbursement*	-0.07	-0.07
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04	1.03

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Cohen & Steers Realty Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$106	$346	$605	$1,345
Pro Forma	$105	$343	$599	$1,334

*	The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST FI Pyramis® Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.82%	0.66%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	0.95	0.94
Fee Waiver and/or Expense Reimbursement*	-0.02	-0.02
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93	0.92

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST FI Pyramis® Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$95	$301	$524	$1,165
Pro Forma	$94	$298	$518	$1,153

*	The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST FI Pyramis® Quantitative Portfolio	Current	Pro Forma
Management Fee	0.81%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	0.94	0.93
Fee Waiver and/or Expense Reimbursement*	-0.14	-0.14
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80	0.79

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST FI Pyramis® Quantitative Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$82	$286	$506	$1,142
Pro Forma	$81	$282	$501	$1,130

*	The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Franklin Templeton Founding Funds Allocation Portfolio	Current	Pro Forma
Management Fee	0.91%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	1.03	1.02
Fee Waiver and/or Expense Reimbursement*	None	None
Total Annual Portfolio Operating Expenses	1.03	1.02

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Franklin Templeton Founding Funds Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$105	$328	$569	$1,259
Pro Forma	$104	$325	$563	$1,248

*	The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton K2 Global Absolute Return Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Franklin Templeton K2 Global Absolute Return Portfolio	Current	Pro Forma
Management Fee	0.94%	0.78%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	3.13	3.13
Acquired Fund Fees and Expenses	0.11	0.11
Total Annual Portfolio Operating Expenses	4.28	4.27
Fee Waiver and/or Expense Reimbursement+	-3.09	-3.08
Total Annual Portfolio Operating Expenses+	1.19	1.19

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Franklin Templeton K2 Global Absolute Return Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$121	$1,016	$1,924	$4,252
Pro Forma	$121	$1,014	$1,920	$4,244

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.17% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FQ Absolute Return Currency Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST FQ Absolute Return Currency Portfolio	Current	Pro Forma
Management Fee	0.99%	0.83%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	2.67	2.67
Total Annual Portfolio Operating Expenses	3.76	3.75
Fee Waiver and/or Expense Reimbursement*	-2.54	-2.53
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.22	1.22

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST FQ Absolute Return Currency Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$124	$914	$1,724	$3,838
Pro Forma	$124	$912	$1,720	$3,830

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.22% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Global Real Estate Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Global Real Estate Portfolio	Current	Pro Forma
Management Fee	0.98%	0.83%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.05	0.05
Total Annual Portfolio Operating Expenses	1.13	1.13

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Global Real Estate Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$115	$359	$622	$1,375
Pro Forma	$115	$359	$622	$1,375

AST Goldman Sachs Global Growth Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Global Growth Allocation Portfolio	Current	Pro Forma
Management Fee	0.94%	0.78%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	2.80	2.80
Acquired Fund Fees and Expenses	0.40	0.40
Total Annual Portfolio Operating Expenses	4.24	4.23
Fee Waiver and/or Expense Reimbursement*	-3.05	-3.04
Total Annual Portfolio Operating Expenses	1.19	1.19

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Global Growth Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$121	$1,008	$1,909	$4,221
Pro Forma	$121	$1,006	$1,905	$4,213

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.19% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.72%	0.56%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.84	0.83
Fee Waiver and/or Expense Reimbursement*	-0.01	-0.01
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.83	0.82

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$85	$267	$465	$1,036
Pro Forma	$84	$264	$460	$1,024

*	The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Mid-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.98%	0.82%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	1.11	1.10
Fee Waiver and/or Expense Reimbursement*	-0.05	-0.05
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06	1.05

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Mid-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$108	$348	$607	$1,347
Pro Forma	$107	$345	$601	$1,336

*	The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Multi-Asset Portfolio	Current	Pro Forma
Management Fee	0.92%	0.76%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.05	0.05
Total Annual Portfolio Operating Expenses	1.07	1.06
Fee Waiver and/or Expense Reimbursement*	-0.21	-0.21
Total Annual Portfolio Operating Expenses*	0.86	0.85

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Multi-Asset Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$88	$319	$570	$1,287
Pro Forma	$87	$316	$564	$1,275

*	The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Small-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.93%	0.77%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Acquired Fund Fees and Expenses	0.06	0.06
Total Annual Portfolio Operating Expenses	1.12	1.11
Fee Waiver and/or Expense Reimbursement*	-0.01	-0.01
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11	1.10

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Small-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$113	$355	$616	$1,362
Pro Forma	$112	$352	$611	$1,351

*	The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Strategic Income Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Goldman Sachs Strategic Income Portfolio	Current	Pro Forma
Management Fee	0.86%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	1.00	0.99

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Goldman Sachs Strategic Income Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$102	$318	$552	$1,225
Pro Forma	$101	$315	$547	$1,213

AST Herndon Large-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Herndon Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.83%	0.67%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.95	0.94
Fee Waiver and/or Expense Reimbursement*	-0.15	-0.15
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80	0.79

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Herndon Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$82	$288	$511	$1,153
Pro Forma	$81	$285	$505	$1,141

*	The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST High Yield Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST High Yield Portfolio	Current	Pro Forma
Management Fee	0.72%	0.56%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	0.86	0.85

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST High Yield Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$88	$274	$477	$1,061
Pro Forma	$87	$271	$471	$1,049

AST International Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST International Growth Portfolio	Current	Pro Forma
Management Fee	0.97%	0.81%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	1.09	1.08
Fee Waiver and/or Expense Reimbursement*	-0.01	-0.01
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08	1.07

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST International Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$110	$346	$600	$1,328
Pro Forma	$109	$342	$595	$1,316

*	The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST International Value Portfolio	Current	Pro Forma
Management Fee	0.97%	0.81%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	1.10	1.09

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST International Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$112	$350	$606	$1,340
Pro Forma	$111	$347	$601	$1,329

AST Investment Grade Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Investment Grade Bond Portfolio	Current	Pro Forma
Management Fee	0.63%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.05	0.05
Total Annual Portfolio Operating Expenses	0.78	0.78
Fee Waiver and/or Expense Reimbursement+*	-0.03	-0.03
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement+*	0.75	0.75

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Investment Grade Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$77	$240	$417	$930
Pro Forma	$77	$240	$417	$930

+

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Fund’s Board of Trustees.

*	The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio, as set forth below.

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

AST J.P. Morgan Global Thematic Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST J.P. Morgan Global Thematic Portfolio	Current	Pro Forma
Management Fee	0.92%	0.76%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	1.06	1.05

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST J.P. Morgan Global Thematic Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$108	$337	$585	$1,294
Pro Forma	$107	$334	$579	$1,283

AST J.P. Morgan International Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST J.P. Morgan International Equity Portfolio	Current	Pro Forma
Management Fee	0.86%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.06	0.06
Total Annual Portfolio Operating Expenses	1.02	1.01

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST J.P. Morgan International Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$104	$325	$563	$1,248
Pro Forma	$103	$322	$558	$1,236

AST J.P. Morgan Strategic Opportunities Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST J.P. Morgan Strategic Opportunities Portfolio	Current	Pro Forma
Management Fee	0.97%	0.81%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.05	0.05
Dividend Expense on Short Sales	0.10	0.10
Broker Fees and Expenses on Short Sales	None	None
Total Annual Portfolio Operating Expenses	1.22	1.21

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST J.P. Morgan Strategic Opportunities Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$124	$387	$670	$1,477
Pro Forma	$123	$384	$665	$1,466

AST Jennison Global Infrastructure Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Jennison Global Infrastructure Portfolio	Current	Pro Forma
Management Fee	0.99%	0.83%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	2.72	2.72
Total Annual Portfolio Operating Expenses	3.81	3.80
Fee Waiver and/or Expense Reimbursement*	-2.55	-2.54
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.26	1.26

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Jennison Global Infrastructure Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$128	$928	$1,747	$3,882
Pro Forma	$128	$926	$1,743	$3,874

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.26% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Jennison Large-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Jennison Large-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.88%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	1.00	1.00

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Jennison Large-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$102	$318	$552	$1,225
Pro Forma	$102	$318	$552	$1,225

AST Large-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.72%	0.56%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.84	0.83

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$86	$268	$466	$1,037
Pro Forma	$85	$265	$460	$1,025

AST Legg Mason Diversified Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Legg Mason Diversified Growth Portfolio	Current	Pro Forma
Management Fee	0.89%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Acquired Fund Fees and Expenses	0.12	0.12
Other Expenses	8.19	8.19
Total Annual Portfolio Operating Expenses	9.30	9.29
Fee Waiver and/or Expense Reimbursement*	-8.23	-8.22
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.07	1.07

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Legg Mason Diversified Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$109	$1,960	$3,655	$7,295
Pro Forma	$109	$1,958	$3,652	$7,290

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Loomis Sayles Large-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.87%	0.71%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.01	0.01
Total Annual Portfolio Operating Expenses	0.98	0.97
Fee Waiver and/or Expense Reimbursement*	-0.06	-0.06
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92	0.91

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Loomis Sayles Large-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$94	$306	$536	$1,196
Pro Forma	$93	$303	$530	$1,184

*	The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Lord Abbett Core Fixed Income Portfolio	Current	Pro Forma
Management Fee	0.77%	0.61%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.89	0.88
Fee Waiver and/or Expense Reimbursement*	-0.29	-0.29
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60	0.59

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Lord Abbett Core Fixed Income Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$61	$255	$465	$1,069
Pro Forma	$60	$252	$459	$1,058

*	The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Mid-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.94%	0.78%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	1.08	1.07

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Mid-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$110	$343	$595	$1,317
Pro Forma	$109	$340	$590	$1,306

AST MFS Global Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST MFS Global Equity Portfolio	Current	Pro Forma
Management Fee	0.98%	0.83%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.05	0.05
Total Annual Portfolio Operating Expenses	1.13	1.13

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST MFS Global Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$115	$359	$622	$1,375
Pro Forma	$115	$359	$622	$1,375

AST MFS Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST MFS Growth Portfolio	Current	Pro Forma
Management Fee	0.87%	0.71%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.99	0.98

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST MFS Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$101	$315	$547	$1,213
Pro Forma	$100	$312	$542	$1,201

AST MFS Large-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST MFS Large-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.83%	0.68%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	0.97	0.97

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST MFS Large-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$99	$309	$536	$1,190
Pro Forma	$99	$309	$536	$1,190

AST Money Market Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Money Market Portfolio	Current	Pro Forma
Management Fee	0.47%	0.32%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	0.60	0.60

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Money Market Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$61	$192	$335	$750
Pro Forma	$61	$192	$335	$750

AST Multi-Sector Fixed Income Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Multi-Sector Fixed Income Portfolio	Current	Pro Forma
Management Fee	0.67%	0.51%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.79	0.78

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Multi-Sector Fixed Income Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$81	$252	$439	$978
Pro Forma	$80	$249	$433	$966

AST Neuberger Berman Core Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Neuberger Berman Core Bond Portfolio	Current	Pro Forma
Management Fee	0.68%	0.53%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	0.82	0.82
Fee Waiver and/or Expense Reimbursement*	-0.15	-0.15
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67	0.67

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Neuberger Berman Core Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$68	$247	$440	$1,000
Pro Forma	$68	$247	$440	$1,000

*	The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Neuberger Berman Mid-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.88%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	1.01	1.00
Fee Waiver and/or Expense Reimbursement*	-0.01	-0.01
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00	0.99

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Neuberger Berman Mid-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$102	$321	$557	$1,235
Pro Forma	$101	$317	$551	$1,224

*	The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.88%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	1.00	0.99

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$102	$318	$552	$1,225
Pro Forma	$101	$315	$547	$1,213

AST New Discovery Asset Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST New Discovery Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.83%	0.67%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.08	0.08
Total Annual Portfolio Operating Expenses	1.01	1.00
Fee Waiver and/or Expense Reimbursement*	-0.01	-0.01
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00	0.99

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST New Discovery Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$102	$321	$557	$1,235
Pro Forma	$101	$317	$551	$1,224

*	The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Parametric Emerging Markets Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Parametric Emerging Markets Equity Portfolio	Current	Pro Forma
Management Fee	1.08%	0.92%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.24	0.24
Total Annual Portfolio Operating Expenses	1.42	1.41

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Parametric Emerging Markets Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$145	$449	$776	$1,702
Pro Forma	$144	$446	$771	$1,691

AST PIMCO Limited Maturity Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST PIMCO Limited Maturity Bond Portfolio	Current	Pro Forma
Management Fee	0.63%	0.47%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	0.77	0.76

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST PIMCO Limited Maturity Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$79	$246	$428	$954
Pro Forma	$78	$243	$422	$942

AST Prudential Core Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Prudential Core Bond Portfolio	Current	Pro Forma
Management Fee	0.66%	0.51%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.78	0.78
Fee Waiver and/or Expense Reimbursement*	-0.03	-0.03
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75	0.75

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Prudential Core Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$77	$246	$430	$963
Pro Forma	$77	$246	$430	$963

*	The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Flexible Multi-Strategy Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Prudential Flexible Multi-Strategy Portfolio	Current	Pro Forma
Management Fee	1.14%	0.98%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	2.63	2.63
Acquired Fund Fees and Expenses	0.98	0.98
Total Annual Portfolio Operating Expenses	4.85	4.84
Fee Waiver and/or Expense Reimbursement*	-3.37	-3.36
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.48	1.48

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Prudential Flexible Multi-Strategy Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$151	$1,156	$2,165	$4,700
Pro Forma	$151	$1,154	$2,161	$4,693

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Growth Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Prudential Growth Allocation Portfolio	Current	Pro Forma
Management Fee	0.80%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Portfolio Operating Expenses	0.94	0.94

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Prudential Growth Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$96	$300	$520	$1,155
Pro Forma	$96	$300	$520	$1,155

AST QMA Emerging Markets Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST QMA Emerging Markets Equity Portfolio	Current	Pro Forma
Management Fee	1.09%	0.93%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.24	0.24
Acquired Fund Fees and Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	1.45	1.44

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST QMA Emerging Markets Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$148	$459	$792	$1,735
Pro Forma	$147	$456	$787	$1,724

AST QMA International Core Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST QMA International Core Equity Portfolio	Current	Pro Forma
Management Fee	0.88%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.05	0.05
Total Annual Portfolio Operating Expenses	1.03	1.02
Fee Waiver and/or Expense Reimbursement*	-0.03	-0.03	**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00	0.99

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST QMA International Core Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$102	$325	$566	$1,257
Pro Forma	$101	$322	$560	$1,245

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees do not exceed 0.85% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

**	If Proposal 2 is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest brokerage commissions, acquired fund fee and expenses, and extraordinary expenses) do not exceed 0.995% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST QMA Large-Cap Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST QMA Large-Cap Portfolio	Current	Pro Forma
Management Fee	0.72%	0.56%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.01	0.01
Total Annual Portfolio Operating Expenses	0.83	0.82

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST QMA Large-Cap Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$85	$265	$460	$1,025
Pro Forma	$84	$262	$455	$1,014

AST QMA US Equity Alpha Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST QMA US Equity Alpha Portfolio	Current	Pro Forma
Management Fee	0.99%	0.83%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Dividend Expense on Short Sales	0.13	0.13
Broker Fees and Expenses on Short Sales	0.25	0.25
Total Annual Portfolio Operating Expenses	1.51	1.50

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST QMA US Equity Alpha Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$154	$477	$824	$1,802
Pro Forma	$153	$474	$818	$1,791

AST RCM World Trends Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST RCM World Trends Portfolio	Current	Pro Forma
Management Fee	0.91%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	1.04	1.03

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST RCM World Trends Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$106	$331	$574	$1,271
Pro Forma	$105	$328	$569	$1,259

AST Schroders Global Tactical Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Schroders Global Tactical Portfolio	Current	Pro Forma
Management Fee	0.91%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Acquired Fund Fees and Expenses	0.11	0.11
Total Annual Portfolio Operating Expenses	1.15	1.14

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Schroders Global Tactical Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$117	$365	$633	$1,398
Pro Forma	$116	$362	$628	$1,386

AST Schroders Multi-Asset World Strategies Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Schroders Multi-Asset World Strategies Portfolio	Current	Pro Forma
Management Fee	1.06%	0.90%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Acquired Fund Fees and Expenses	0.09	0.09
Total Annual Portfolio Operating Expenses	1.29	1.28

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Schroders Multi-Asset World Strategies Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$131	$409	$708	$1,556
Pro Forma	$130	$406	$702	$1,545

AST Small-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Small-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.88%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	1.01	1.00

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Small-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$103	$322	$558	$1,236
Pro Forma	$102	$318	$552	$1,225

AST Small-Cap Growth Opportunities Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Small-Cap Growth Opportunities Portfolio	Current	Pro Forma
Management Fee	0.93%	0.77%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	1.07	1.06

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Small-Cap Growth Opportunities Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$109	$340	$590	$1,306
Pro Forma	$108	$337	$585	$1,294

AST Small-Cap Value Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Small-Cap Value Portfolio	Current	Pro Forma
Management Fee	0.87%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Acquired Fund Fees and Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	1.02	1.02

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Small-Cap Value Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$104	$325	$563	$1,248
Pro Forma	$104	$325	$563	$1,248

AST T. Rowe Price Asset Allocation Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Asset Allocation Portfolio	Current	Pro Forma
Management Fee	0.79%	0.63%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.91	0.90
Fee Waiver and/or Expense Reimbursement*	-0.02	-0.02
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.89	0.88

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Asset Allocation Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$91	$288	$502	$1,118
Pro Forma	$90	$285	$497	$1,106

*	The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Diversified Real Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Diversified Real Growth Portfolio	Current	Pro Forma
Management Fee	0.89%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	6.01	6.01
Acquired Fund Fees and Expenses	0.05	0.05
Total Annual Portfolio Operating Expenses	7.05	7.04
Fee Waiver and/or Expense Reimbursement*	-6.00	-5.99
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05	1.05

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Diversified Real Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$107	$1,543	$2,920	$6,125
Pro Forma	$107	$1,541	$2,917	$6,119

*	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed 1.05% of the Portfolio’s average daily net assets. This arrangement may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Equity Income Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Equity Income Portfolio	Current	Pro Forma
Management Fee	0.72%	0.56%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.84	0.83

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Equity Income Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$86	$268	$466	$1,037
Pro Forma	$85	$265	$460	$1,025

AST T. Rowe Price Growth Opportunities Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Growth Opportunities Portfolio	Current	Pro Forma
Management Fee	0.89%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.61	0.61
Total Annual Portfolio Operating Expenses	1.60	1.59

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Growth Opportunities Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$163	$505	$871	$1,900
Pro Forma	$162	$502	$866	$1,889

AST T. Rowe Price Large-Cap Growth Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Large-Cap Growth Portfolio	Current	Pro Forma
Management Fee	0.85%	0.69%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	0.97	0.96

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Large-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$99	$309	$536	$1,190
Pro Forma	$98	$306	$531	$1,178

AST T. Rowe Price Natural Resources Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST T. Rowe Price Natural Resources Portfolio	Current	Pro Forma
Management Fee	0.88%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.04	0.04
Total Annual Portfolio Operating Expenses	1.02	1.01

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST T. Rowe Price Natural Resources Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$104	$325	$563	$1,248
Pro Forma	$103	$322	$558	$1,236

AST Templeton Global Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Templeton Global Bond Portfolio	Current	Pro Forma
Management Fee	0.78%	0.63%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.09	0.09
Total Annual Portfolio Operating Expenses	0.97	0.97

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Templeton Global Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$99	$309	$536	$1,190
Pro Forma	$99	$309	$536	$1,190

AST Wellington Management Hedged Equity Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Wellington Management Hedged Equity Portfolio	Current	Pro Forma
Management Fee	0.97%	0.81%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Acquired Fund Fees and Expenses	0.02	0.02
Total Annual Portfolio Operating Expenses	1.12	1.11

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Wellington Management Hedged Equity Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$114	$356	$617	$1,363
Pro Forma	$113	$353	$612	$1,352

AST Western Asset Core Plus Bond Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Western Asset Core Plus Bond Portfolio	Current	Pro Forma
Management Fee	0.66%	0.51%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.03	0.03
Total Annual Portfolio Operating Expenses	0.79	0.79
Fee Waiver and/or Expense Reimbursement*	-0.20	-0.20
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59	0.59

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Western Asset Core Plus Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$60	$232	$419	$959
Pro Forma	$60	$232	$419	$959

*	The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

AST Western Asset Emerging Markets Debt Portfolio	Current	Pro Forma
Management Fee	0.84%	0.68%
Distribution and/or Service Fees (12b-1 fees)	0.10	0.25
Other Expenses	0.06	0.06
Total Annual Portfolio Operating Expenses	1.00	0.99
Fee Waiver and/or Expense Reimbursement*	-0.05	-0.05
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95	0.94

Example of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Western Asset Emerging Markets Debt Portfolio

	1 Year	3 Years	5 Years	10 Years
Current	$97	$313	$548	$1,220
Pro Forma	$96	$310	$542	$1,208

*	The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees

Exhibit H

OUTSTANDING SHARES

The following table sets forth the outstanding shares of each Portfolio as of March 20, 2015:

Portfolio Name	Shares Outstanding
AST Academic Strategies Asset Allocation Portfolio	550,016,800.09
AST Advanced Strategies Portfolio	593,142,609.46
AST AQR Emerging Markets Equity Portfolio	23,633,085.85
AST AQR Large-Cap Portfolio	224,052,157.69
AST Balanced Asset Allocation Portfolio	743,070,021.88
AST BlackRock Global Strategies Portfolio	192,926,639.15
AST BlackRock iShares ETF Portfolio	22,785,101.57
AST BlackRock/Loomis Sayles Bond Portfolio	309,318,849.03
AST BlackRock Multi-Asset Income Portfolio	1,658,132.52
AST Bond Portfolio 2015	3,187,007.28
AST Bond Portfolio 2016	1,164,813.07
AST Bond Portfolio 2017	8,148,839.34
AST Bond Portfolio 2018	11,733,536.80
AST Bond Portfolio 2019	6,496,483.80
AST Bond Portfolio 2020	20,472,084.66
AST Bond Portfolio 2021	15,583,947.08
AST Bond Portfolio 2022	6,361,288.60
AST Bond Portfolio 2023	13,653,863.23
AST Bond Portfolio 2024	11,094,951.78
AST Bond Portfolio 2025	22,215,685.36
AST Bond Portfolio 2026	1,852,361.82
AST Boston Partners Large-Cap Value Portfolio	41,283,849.77
AST Capital Growth Asset Allocation Portfolio	869,692,196.24
AST ClearBridge Dividend Growth Portfolio	79,925,409.62
AST Cohen & Steers Realty Portfolio	86,894,823.25
AST Defensive Asset Allocation Portfolio	28,169,520.26
AST FI Pyramis® Asset Allocation Portfolio	243,959,927.28
AST FI Pyramis® Quantitative Portfolio	403,531,885.15
AST FQ Absolute Return Currency Portfolio	554,447.89
AST Franklin Templeton K2 Global Absolute Return Portfolio	878,916.40
AST Franklin Templeton Founding Funds Allocation Portfolio	387,502,955.92
AST Franklin Templeton Founding Funds Plus Portfolio	84,833,515.41
AST Global Real Estate Portfolio	57,520,241.77
AST Goldman Sachs Global Growth Allocation Portfolio	1,119,160.48
AST Goldman Sachs Large-Cap Value Portfolio	64,291,619.39
AST Goldman Sachs Mid-Cap Growth Portfolio	91,546,661.59
AST Goldman Sachs Multi-Asset Portfolio	245,554,900.14
AST Goldman Sachs Small-Cap Value Portfolio	51,667,933.23
AST Goldman Sachs Strategic Income Portfolio	78,960,605.07
AST Herndon Large-Cap Value Portfolio	63,393,792.96
AST High Yield Portfolio	182,398,572.59
AST International Growth Portfolio	175,457,768.24
AST International Value Portfolio	120,337,637.23
AST Investment Grade Bond Portfolio	171,009,292.27
AST J.P. Morgan Global Thematic Portfolio	235,878,924.59
AST J.P. Morgan International Equity Portfolio	17,814,962.55
AST J.P. Morgan Strategic Opportunities Portfolio	178,853,845.31
AST Jennison Global Infrastructure Portfolio	622,147.77
AST Jennison Large-Cap Growth Portfolio	49,337,633.30
AST Large-Cap Value Portfolio	63,744,291.27
AST Legg Mason Diversified Growth Portfolio	2,551,001.21
AST Loomis Sayles Large-Cap Growth Portfolio	79,357,054.37
AST Lord Abbett Fixed Income Portfolio	197,515,401.60
AST Managed Equity Portfolio	439,804.24

H-1

Portfolio Name	Shares Outstanding
AST Managed Fixed Income Portfolio	920,348.19
AST MFS Global Equity Portfolio	42,405,267.49
AST MFS Growth Portfolio	74,159,040.75
AST MFS Large-Cap Value Portfolio	41,055,540.62
AST Mid-Cap Value Portfolio	22,312,579.22
AST Money Market Portfolio	1,044,337,047.50
AST Multi-Sector Fixed Income Portfolio	290,970,331.91
AST Neuberger Berman Core Bond Portfolio	77,846,943.20
AST Neuberger Berman Mid-Cap Growth Portfolio	22,291,561.62
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	35,239,146.63
AST New Discovery Portfolio	58,992,328.76
AST Parametric Emerging Markets Equity Portfolio	67,266,905.16
AST PIMCO Limited Maturity Bond Portfolio	88,881,932.58
AST Preservation Asset Allocation Portfolio	526,316,405.80
AST Prudential Flexible Multi-Strategy Portfolio	1,499,797.18
AST Prudential Core Bond Portfolio	362,042,617.96
AST Prudential Growth Allocation Portfolio	557,690,965.26
AST QMA Emerging Markets Equity Portfolio	15,657,113.69
AST QMA International Core Equity Portfolio	86,857,083.64
AST QMA Large-Cap Portfolio	220,129,581.55
AST QMA US Equity Alpha Portfolio	29,242,454.00
AST Quantitative Modeling Portfolio	53,619,347.41
AST RCM World Trends Portfolio	382,896,811.58
AST Schroders Global Tactical Portfolio	309,523,976.51
AST Schroders Multi Asset World Strategies Portfolio	229,953,497.55
AST Small Cap Growth Portfolio	24,464,022.55
AST Small Cap-Value Portfolio	50,897,258.40
AST Small-Cap Growth Opportunities Portfolio	58,167,133.59
AST T. Rowe Price Asset Allocation Portfolio	468,343,479.90
AST T. Rowe Price Diversified Real Growth Portfolio	1,791,546.97
AST T. Rowe Price Equity Income Portfolio	91,591,384.13
AST T. Rowe Price Growth Opportunities Portfolio	33,427,736.50
AST T. Rowe Price Large-Cap Growth Portfolio	87,126,502.32
AST T. Rowe Price Natural Resoures Portfolio	28,723,536.61
AST Templeton Global Bond Portfolio	61,416,989.33
AST Wellington Hedged Equity Portfolio	174,935,869.59
AST Western Asset Core Plus Bond Portfolio	338,678,837.93
AST Western Asset Emerging Markets Debt Portfolio	15,452,572.99

H-2

Exhibit I

FIVE PERCENT OWNER REPORT

The following table sets forth information regarding the shareholders who owned beneficially or of record 5% or more of the outstanding shares of a Portfolio as of March 20, 2015. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	305,443,866.866	55.534%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	28,441,230.762	5.171%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	215,626,624.131	39.204%

AST ADVANCED STRATEGIES PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	417,977,655.058	70.468%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	40,605,677.142	6.846%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	134,012,071.994	22.594%

AST AQR EMERGING MARKETS EQUITY PORTFOLIO	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,844,617.965	7.805%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	19,370,877.649	81.965%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,243,602.536	5.262%

AST AQR LARGE-CAP PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	30,256,016.509	13.504%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	109,780,457.575	48.998%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	76,148,989.941	33.987%

AST BALANCED ASSET ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	479,228,810.130	64.493%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	48,320,800.938	6.503%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	203,896,639.249	27.440%

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	153,825,182.574	79.732%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,067,620.893	7.292%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,861,202.313	5.630%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	11,326,860.422	5.871%

AST BLACKROCK ISHARES ETF PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	18,308,904.419	80.355%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,595,025.864	7.000%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	2,881,169.080	12.645%

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	157,026,715.641	50.765%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	17,735,218.152	5.734%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	127,298,345.684	41.154%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	301,185.771	18.164%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,144,941.278	69.050%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	209,831.555	12.655%

AST BOND PORTFOLIO 2015	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	3,185,896.926	99.965%

AST BOND PORTFOLIO 2016	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	1,163,653.268	99.900%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,323,702.307	65.331%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	863,975.066	10.602%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	1,960,240.411	24.055%

AST BOND PORTFOLIO 2018	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,255,911.169	44.794%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,319,573.285	11.246%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	5,120,562.649	43.640%

AST BOND PORTFOLIO 2019	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,252,605.960	19.281%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	5,108,072.625	78.628%

AST BOND PORTFOLIO 2020	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,304,843.829	16.143%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	16,690,490.172	81.528%

AST BOND PORTFOLIO 2021	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,937,702.493	38.101%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	792,316.523	5.084%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	8,853,055.797	56.809%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
AST BOND PORTFOLIO 2022	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,531,920.053	55.522%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	670,825.089	10.545%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	2,146,384.458	33.741%

AST BOND PORTFOLIO 2023	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,885,134.003	35.778%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	794,535.366	5.819%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,949,324.718	58.220%

AST BOND PORTFOLIO 2024	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,986,474.031	26.917%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,576,999.416	68.292%

AST BOND PORTFOLIO 2025	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,306,368.382	32.888%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	13,808,899.905	62.158%

AST BOND PORTFOLIO 2026	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	300,000.000	16.196%

	PRUCO LIFE INSURANCE COMPANY OF NJ PLNJ SEED ACCOUNT ATTN PUBLIC INVESTMENTS OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102-0000	200,000.000	10.797%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	330,829.289	17.860%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	986,974.576	53.282%

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,392,333.238	10.639%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,011,035.794	12.138%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	15,590,906.898	37.765%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	2,332,816.638	5.651%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	10,685,241.794	25.882%

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	495,209,845.277	56.941%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	334,841,619.245	38.501%

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	8,939,453.495	11.185%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,091,234.367	6.370%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	33,979,130.488	42.514%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	23,386,416.735	29.260%

AST COHEN & STEERS REALTY PORTFOLIO	PRUDENTIAL INSURANCE CO OF AMERICA PRUDENTIAL FINANCIAL PRUBENEFIT FUNDING ATTN TESSIE BUSINELLI 80 LIVINGSTON AVENUE BUILDING, ROS 3 ROSELAND NJ 07068-0000	5,040,669.761	5.801%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	24,868,684.707	28.619%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	20,442,972.179	23.526%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	32,630,797.522	37.552%

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	18,976,603.245	67.366%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,994,855.213	7.082%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,131,533.708	25.316%

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	265,418,849.656	65.774%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	27,553,163.655	6.828%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	110,122,755.002	27.290%

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	188,076,810.374	77.093%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	17,249,181.167	7.070%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	38,613,685.805	15.828%

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	300,000.000	54.108%

	PRUCO LIFE INSURANCE COMPANY OF NJ PLNJ SEED ACCOUNT ATTN PUBLIC INVESTMENTS OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102-0000	200,000.000	36.072%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	49,372.127	8.905%

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO	ADVANCED SERIES TRUST AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO ATTN ELYSE MCLAUGHLIN 100 MULBERRY ST GWC 3-9TH FL NEWARK NJ 07102-4077	50,781,594.387	13.105%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	222,787,012.834	57.493%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	19,625,730.629	5.065%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	94,049,143.336	24.271%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	64,763,610.198	76.342%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,744,189.102	5.592%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	15,325,716.110	18.066%

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	300,000.000	34.133%

	PRUCO LIFE INSURANCE COMPANY OF NJ PLNJ SEED ACCOUNT ATTN PUBLIC INVESTMENTS OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102-0000	200,000.000	22.755%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	307,072.181	34.938%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	71,844.221	8.174%

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	35,352,202.042	38.617%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	34,446,125.805	37.627%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,598,015.862	10.484%

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	17,688,207.796	34.234%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	14,000,448.924	27.097%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,106,247.357	9.883%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,553,632.845	8.813%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	3,889,514.169	7.528%

AST GLOBAL REAL ESTATE PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,686,188.726	13.363%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	4,314,333.254	7.501%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	44,663,768.364	77.649%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	3,523,918.036	5.481%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,792,478.290	15.231%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	25,314,796.855	39.375%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	12,845,301.195	19.980%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	8,836,980.080	13.745%

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	168,596,564.199	68.659%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	15,775,832.191	6.425%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	61,138,587.536	24.898%

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	29,877,326.195	37.838%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	16,219,854.178	20.542%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	24,465,608.728	30.985%

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	203,100.775	18.148%

	PRUCO LIFE INSURANCE COMPANY OF NJ PLNJ SEED ACCOUNT ATTN PUBLIC INVESTMENTS OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102-0000	103,100.775	9.212%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	615,986.896	55.040%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	196,972.038	17.600%

AST HERNDON LARGE-CAP VALUE PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,362,334.424	8.459%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	11,011,221.108	17.370%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	9,218,725.335	14.542%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	19,062,021.629	30.069%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	12,937,645.805	20.408%

AST HIGH YIELD PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	30,173,747.831	16.543%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	24,222,178.902	13.280%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	31,903,577.761	17.491%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	15,897,925.767	8.716%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	49,491,656.626	27.134%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	24,449,794.727	13.405%

AST INTERNATIONAL GROWTH PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	14,293,257.495	8.146%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	15,118,046.931	8.616%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	30,093,599.858	17.151%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	52,898,752.646	30.149%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	21,479,263.291	12.242%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	36,562,646.877	20.838%

AST INTERNATIONAL VALUE PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	11,209,428.102	9.315%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,990,075.838	6.640%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	41,084,420.499	34.141%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	22,945,868.151	19.068%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	28,152,816.802	23.395%

AST INVESTMENT GRADE BOND PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	85,252,080.820	49.852%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	79,123,441.864	46.269%

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	168,185,430.086	71.302%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	13,322,403.629	5.648%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	54,362,188.921	23.047%

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	300,000.000	48.220%

	PRUCO LIFE INSURANCE COMPANY OF NJ PLNJ SEED ACCOUNT ATTN PUBLIC INVESTMENTS OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102-0000	100,000.000	16.073%

	PRUDENTIAL RETIREMENT INSURANCE & ANNUITY COMPANY PRIAC SEED ACCT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY STREET NEWARK NJ 07105	100,000.000	16.073%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	110,048.049	17.688%

AST JENNISON LARGE-CAP GROWTH PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,248,821.807	10.639%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,789,582.825	13.761%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	18,543,679.589	37.585%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	13,003,110.462	26.355%

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	8,512,567.366	47.783%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,010,868.439	5.674%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,963,675.846	44.702%

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	101,100,579.194	56.527%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,921,793.516	6.107%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	66,105,448.908	36.961%

AST LARGE-CAP VALUE PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	3,435,147.576	5.389%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	17,983,962.675	28.213%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	15,059,324.595	23.625%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	12,671,941.256	19.879%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	8,589,884.900	13.476%

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	300,000.000	11.760%

	PRUCO LIFE INSURANCE COMPANY OF NJ PLNJ SEED ACCOUNT ATTN PUBLIC INVESTMENTS OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102-0000	200,000.000	7.840%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,930,065.979	75.659%

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,067,922.394	5.126%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	12,228,269.107	15.409%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	32,781,691.051	41.309%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	14,928,276.856	18.812%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	10,406,170.370	13.113%

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	45,836,952.667	23.207%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	50,608,583.385	25.623%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	25,753,405.610	13.039%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	25,731,528.183	13.028%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	37,811,816.773	19.144%

AST MANAGED EQUITY PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	397,836.694	90.458%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	36,967.548	8.405%

AST MANAGED FIXED INCOME PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	752,327.958	81.744%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	163,020.228	17.713%

AST MFS GLOBAL EQUITY PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	23,071,117.755	54.406%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	17,241,145.227	40.658%

AST MFS GROWTH PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	6,612,544.046	8.917%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,325,731.323	9.878%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	14,830,245.797	19.998%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	23,977,695.867	32.333%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	16,755,389.774	22.594%

AST MFS LARGE-CAP VALUE PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,569,571.402	11.130%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,418,641.557	5.891%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	16,819,200.091	40.967%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	2,487,247.189	6.058%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	11,753,419.562	28.628%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
AST MID-CAP VALUE PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,817,349.165	26.072%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	5,892,259.688	26.408%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,357,710.639	6.085%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	7,131,914.541	31.964%

AST MONEY MARKET PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	86,979,481.140	8.329%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	183,126,745.490	17.535%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	683,364,273.100	65.435%

AST MULTI-SECTOR FIXED INCOME PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	253,957,641.490	87.280%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	37,012,690.421	12.720%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	8,066,743.195	36.187%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	9,025,126.116	40.487%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	2,141,704.851	9.608%

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,628,146.734	30.160%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	16,106,746.809	45.707%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,198,465.651	14.752%

AST NEUBERGER BERMAN CORE BOND PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	27,020,655.475	34.710%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,320,731.198	6.835%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	14,914,531.121	19.159%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	22,546,383.839	28.962%

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	38,904,599.747	65.949%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,950,891.261	6.697%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	15,986,468.794	27.099%

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	26,402,357.426	39.250%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	15,375,802.183	22.858%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	18,217,043.418	27.082%

AST PIMCO LIMITED MATURITY BOND PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	11,145,057.105	12.539%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	16,053,465.694	18.062%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	43,654,879.507	49.116%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,527,310.187	6.219%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,027,586.324	10.157%

AST PRESERVATION ASSET ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	326,959,362.448	62.122%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	34,601,268.449	6.574%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	161,463,930.291	30.678%

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	305,482.042	20.368%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	985,155.178	65.686%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	202,732.743	13.517%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
AST PRUDENTIAL CORE BOND PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	131,883,509.044	36.428%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	18,297,001.429	5.054%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	73,870,391.606	20.404%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	108,637,957.674	30.007%

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	350,657,061.312	62.877%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	29,063,315.862	5.211%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	176,533,462.154	31.654%

AST QMA EMERGING MARKETS EQUITY PORTFOLIO	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,173,884.230	7.497%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	12,816,657.916	81.858%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	800,357.153	5.112%

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,454,248.815	10.885%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	34,496,550.933	39.716%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	16,585,688.028	19.095%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	23,961,156.508	27.587%

AST QMA LARGE-CAP PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	29,632,406.260	13.461%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	107,997,364.100	49.061%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	74,973,853.744	34.059%

AST QMA US EQUITY ALPHA PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	8,648,864.015	29.576%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	9,035,103.375	30.897%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	10,243,921.407	35.031%

AST QUANTITATIVE MODELING PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	44,130,974.279	82.304%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	8,936,168.602	16.666%

AST RCM WORLD TRENDS PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	284,882,220.354	74.402%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	28,296,845.538	7.390%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	69,361,986.990	18.115%

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	228,822,993.577	73.927%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	19,044,353.599	6.153%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	61,259,230.950	19.791%

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	153,905,790.362	66.929%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	12,117,884.732	5.270%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	63,646,601.468	27.678%

AST SMAL-CAP GROWTH PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,228,233.560	5.021%

	AST ADVANCED STRATEGIES PORTFOLIO ATTN TED LOCKWOOD & EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWWARK NJ 07102-5008	2,085,645.364	8.525%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,144,116.684	25.115%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	4,998,772.392	20.433%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,429,837.369	18.108%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	3,207,862.231	13.113%

AST SMALL-CAP VALUE PORTFOLIO	AST ADVANCED STRATEGIES PORTFOLIO ATTN TED LOCKWOOD & EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWWARK NJ 07102-5008	4,244,374.132	8.339%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,830,248.923	9.490%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	14,340,637.869	28.176%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	10,241,425.186	20.122%

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,973,084.554	11.736%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	7,081,207.273	13.913%

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO	AST ADVANCED STRATEGIES PORTFOLIO ATTN TED LOCKWOOD & EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWWARK NJ 07102-5008	3,464,896.135	5.957%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	11,551,766.840	19.860%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	20,191,552.152	34.713%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,668,341.306	16.622%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	7,018,229.881	12.066%

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	31,344,548.011	93.768%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,083,188.488	6.232%

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	337,574,242.862	72.078%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	35,029,718.382	7.479%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	94,879,992.171	20.259%

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,862,036.750	6.400%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	24,207,725.887	26.430%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	18,053,899.162	19.711%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	21,653,413.475	23.641%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	14,838,870.459	16.201%

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	26,252,238.482	30.131%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	26,270,831.473	30.153%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	13,988,470.544	16.055%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,694,368.168	11.127%

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,896,473.407	51.862%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,450,168.234	5.049%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	9,637,115.007	33.551%

AST TEMPLETON GLOBAL BOND PORTFOLIO	ADVANCED SERIES TRUST AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO ATTN ELYSE MCLAUGHLIN 100 MULBERRY ST GWC 3-9TH FL NEWARK NJ 07102-4077	22,432,492.473	36.525%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	18,194,703.798	29.625%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	18,660,753.803	30.384%

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO	PRUDENTIAL RETIREMENT INSURANCE & ANNUITY COMPANY PRIAC SEED ACCT ATTN PUBLIC INVESTMENT OPS GATEWAY CTR FL 10 100 MULBERRY STREET NEWARK NJ 07105	400,000.000	22.327%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,179,767.078	65.852%

	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	207,439.676	11.579%

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	122,894,501.754	70.251%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,723,266.450	5.558%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	35,867,504.975	20.503%

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	93,812,004.435	27.699%

	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	49,122,966.941	14.504%

	PRU ANNUITY LIFE ASSURANCE CORP PALAC—ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	44,835,206.189	13.238%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	52,156,259.958	15.400%

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	76,730,314.554	22.656%

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	6,005,084.175	38.861%

	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	3,374,517.217	21.838%

Portfolio Name	Registration & Address	Total Share Balance	% of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,927,849.878	31.890%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below in hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy voting instruction below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37963-TBD	KEEP THIS PORTION FOR YOUR RECORDS
	THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect the Board of Trustees.

Nominees:			☐	☐	☐

01) Susan Davenport Austin 02) Sherry S. Barrat 03) Jessica M. Bibliowicz 04) Kay Ryan Booth 05) Timothy S. Cronin		06) Delayne Dedrick Gold 07) Robert F. Gunia. 08) W. Scott McDonald, Jr., PhD 09) Thomas T. Mooney 10) Thomas M. O’Brien

						For	Against	Abstain
2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the shares of the Portfolio.						☐	☐	☐
3. To approve a policy to permit the Manager to enter into or make material changes to Portfolio subadvisory agreements without shareholder approval.						☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Prudential Insurance Company of America

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Prudential Retirement Insurance & Annuity Company

Pramerica of Bermuda Life Assurance Company, Ltd.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Zurich American Life Insurance Company

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON JUNE 11, 2015

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios of Advanced Series Trust (the “Trust”), hereby instructs each of the insurance companies listed above, as the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated May 4, 2015 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to this Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below in hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the voting instruction card below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37965-TBD	KEEP THIS PORTION FOR YOUR RECORDS
	THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All
1. To elect the Board of Trustees.						Except” and write the number(s) of the nominee(s) on the line below.

Nominees:			☐	☐	☐

01) Susan Davenport Austin 02) Sherry S. Barrat 03) Jessica M. Bibliowicz 04) Kay Ryan Booth 05) Timothy S. Cronin		06) Delayne Dedrick Gold 07) Robert F. Gunia. 08) W. Scott McDonald, Jr., PhD 09) Thomas T. Mooney 10) Thomas M. O’Brien

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Prudential Insurance Company of America

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Prudential Retirement Insurance & Annuity Company

Pramerica of Bermuda Life Assurance Company, Ltd.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Zurich American Life Insurance Company

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON JUNE 11, 2015

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios of Advanced Series Trust (the “Trust”), hereby instructs each of the insurance companies listed above, as the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated May 4, 2015 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to his Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.